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                   CREDIT AND SECURITY AGREEMENT



                           By and Between

                   CADAPULT GRAPHIC SYSTEMS, INC.
                            as Borrower

                               and

                 SUMMIT COMMERCIAL/GIBRALTAR CORP.
                             as Lender

                       Dated:  April 9, 1999

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                    GALLO GEFFNER FENSTER, P.C.
                       Continental Plaza II
                       411 Hackensack Avenue
                        Hackensack, NJ 07601
                    Attn:  Michael A. Gallo, Esq.

                         TABLE OF CONTENTS
                         -----------------


                             ARTICLE I

                            DEFINITIONS
                            -----------

Section 1.1    In General                                         2
Section 1.2    Specific Terms Defined                             2
Section 1.3    Rules of Interpretation and Construction          16

                             ARTICLE II

                   AMOUNT AND TERMS OF THE LOANS
                   -----------------------------

Section 2.1    Commitment                                        18
Section 2.2    Making the Advances Under Revolving Credit Loan   18
Section 2.3    The Loan Accounts                                 19
Section 2.4    Interest Rate                                     20
Section 2.5    Payment of Interest                               20
Section 2.6    Interest on Overdue Payments                      20
Section 2.7    Limitation on Interest                            20
Section 2.8    Advances Under Loan; Promises to Pay              20
Section 2.9    Use of Proceeds                                   21
Section 2.10   Change in Laws                                    21
Section 2.11   Termination                                       22
Section 2.12   Security for the Loan                             23
Section 2.13   Extension of Maturity Date                        23
Section 2.14   Cash Collateral Account                           23

                            ARTICLE III

                         LETTERS OF CREDIT
                         -----------------

Section 3.1    Commitment and Issuance of Letters of Credit      24
Section 3.2    Risks of Acts or Omissions                        24
Section 3.3    Documentation                                     25
Section 3.4    Action, Inaction and Omissions by Bank            25
Section 3.5    Change in Law or Regulations                      25
Section 3.6    Payments and Fees                                 26

                             ARTICLE IV

                             REPAYMENTS
                             ----------

Section 4.1    Payments and Computations                         27

                             ARTICLE V

                LIMIT OF LOANS AND LETTERS OF CREDIT
                ------------------------------------

Section 5.1    Maximum Commitment                                29

                            ARTICLE VI

           CONDITIONS TO THE INITIAL EXTENSION OF CREDIT
           ---------------------------------------------

Section 6.1    Loan Documents, the Mortgage, etc                 30
Section 6.2    Representations and Warranties                    30
Section 6.3    Certified Copies of Charter Documents             30
Section 6.4    Proof of Corporate Action                         30
Section 6.5    Legal Opinions                                    30
Section 6.6    Collateral                                        30

                            ARTICLE VII

      CONDITIONS TO MAKING EACH SUBSEQUENT EXTENSION OF CREDIT
      --------------------------------------------------------

Section 7.1    Applications and Compliance                       32
Section 7.2    Representations and Warranties                    32
Section 7.3    Performance, etc                                  32

                            ARTICLE VIII

                  REPRESENTATIONS AND WARRANTIES
                  ------------------------------

Section 8.1    Corporate Existence; Good Standing                33
Section 8.2    Corporate Authority, etc                          33
Section 8.3    Binding Effect of Documents, etc                  34
Section 8.4    No Events of Default, etc                         34
Section 8.5    No Governmental Consent Necessary                 34
Section 8.6    No Proceedings                                    34
Section 8.7    No Violations of Laws                             34
Section 8.8    Use of Proceeds of the Loan                       34
Section 8.9    Financial Statements                              35
Section 8.10   Changes in Financial Condition                    35
Section 8.11   Accounts Receivable                               35
Section 8.12   Inventory                                         35
Section 8.13   Taxes and Assessments                             36
Section 8.14   ERISA                                             36
Section 8.15   O.S.H.A. and Environmental Matters                36
Section 8.16   Location of Collateral                            37
Section 8.17   Other Liens                                       37
Section 8.18   Books and Records                                 37
Section 8.19   Representations and Warranties: True, Accurate
               and Complete                                      37
Section 8.20   Names, Location of Offices                        37
Section 8.21   Capitalization; Ownership of the Borrower         38

                             ARTICLE IX

                       AFFIRMATIVE COVENANTS
                       ---------------------

Section 9.1    Notify Lender                                     39
Section 9.2    Pay Taxes and Liabilities; Comply with Agreement  39
Section 9.3    Observe Covenants, etc                            39

Section 9.4    Maintain Corporate Existence and Qualifications   39
Section 9.5    Information and Documents to be Furnished to the
               Lender                                            39
Section 9.6    Access to Records and Property                    42
Section 9.7    Administrative Fee                                42
Section 9.8    Comply with Laws                                  42
Section 9.9    Insurance Required                                42
Section 9.10   Condition of Collateral; No Liens                 43
Section 9.11   Payment of Proceeds                               43
Section 9.12   Pay Legal Fees and Expenses                       44
Section 9.13   Records                                           44
Section 9.14   Delivery of Documents                             44
Section 9.15   United States Contracts                           44
Section 9.16   Name Changes; Location Changes                    44
Section 9.17   Further Assurances                                44
Section 9.18   Indemnification                                   45
Section 9.19   Annual Facility Fee                               45
Section 9.20   Closing Fee                                       45
Section 9.21   Amendment Fee                                     46
Section 9.22   Year 2000 Technology                              46
Section 9.23   Escrow                                            46

                             ARTICLE X

                         NEGATIVE COVENANTS
                         ------------------

Section 10.1   No Consolidation, Merger, Acquisition             47
Section 10.2   Disposition of Assets or Collateral               47
Section 10.3   Other Liens                                       47
Section 10.4   Other Liabilities                                 47
Section 10.5   Loans                                             47
Section 10.6   Guaranties                                        47
Section 10.7   Remove Property                                   47
Section 10.8   Transfers of Notes or Accounts Receivable         48
Section 10.9   Dividends                                         48
Section 10.10  Modification of Documents                         48
Section 10.11  Change Business                                   48
Section 10.12  Settlements                                       48
Section 10.13  Change Location or Name                           48
Section 10.14  Investments                                       48
Section 10.15  Tangible Net Worth                                49
Section 10.16  Working Capital                                   49

                             ARTICLE XI

                         EVENTS OF DEFAULT
                         -----------------

Section 11.1   Failure to Pay                                    50
Section 11.2   Failure of Insurance                              50
Section 11.3   Failure to Perform                                50
Section 11.4   Cross Default; Default on Other Debt              50
Section 11.5   False Representation or Warranty                  50
Section 11.6   Liquidation, Dissolution, Assignment to Creditors 51

Section 11.7   Petition BV or Against Borrower or any of the
               Guarantors                                        51
Section 11.8   Guarantor's Disclaimer of Liability               51
Section 11.9   Judgments; Levies                                 51
Section 11.10  Change in Condition                               52
Section 11.11  Environmental Claim                               52
Section 11.12  Failure to Notify                                 52
Section 11.13  Failure of Documentation                          52
Section 11.14  Death                                             52
Section 11.15  Change in Management                              52
Section 11.16  Non-Payment of Debts                              52
Section 11.17  Federal Tax Lien                                  52

                            ARTICLE XII

                             REMEDIES
                             --------

Section 12.1   Acceleration; Proceed Against Collateral          53
Section 12.2   Set-off                                           54
Section 12.3   Cumulative Remedies; Waivers                      54
Section 12.4   Other Property                                    55
Section 12.5   Costs and Expenses                                55
Section 12.6   No Marshalling                                    55
Section 12.7   No Implied Waivers; Rights Cumulative             55
Section 12.8   Rescission of Rights of Borrower                  55

                            ARTICLE XIII

             MISCELLANEOUS RIGHTS AND DUTIES OF LENDER
             -----------------------------------------

Section 13.1   Charges Against Credit Balances                   57
Section 13.2   Collections; Modifications of Terms               57
Section 13.3   Notification of Account Debtors and Bailees of
               Inventory                                         57
Section 13.4   Uniform Commercial Code                           57
Section 13.5   Preservation of Collateral                        57
Section 13.6   Lender's Right to Cure                            58
Section 13.7   Test Verifications                                58
Section 13.8   Power of Attorney                                 58
Section 13.9   Relief from Bankruptcy Stay                       58

                            ARTICLE XIV

                         SECURITY INTEREST
                         -----------------

Section 14.1   Security Interest                                 60
Section 14.2   Continuation of Security Interest                 60
Section 14.3   Cross Collateralization                           60
Section 14.4   Construction                                      60

                             ARTICLE XV

                 PROVISIONS OF GENERAL APPLICATION
                 ---------------------------------

Section 15.1   Waivers                                           61
Section 15.2   Consents                                          61
Section 15.3   Survival                                          61
Section 15.4   Notices, Written; Effective Date                  61

Section 15.5   Termination                                       62
Section 15.6   Amendments                                        62
Section 15.7   Binding on Successors                             62
Section 15.8   Invalidity                                        62
Section 15.9   Expenses of Lender                                63
Section 15.10  Section or Paragraph Headings                     63
Section 15.11  Governing Law                                     63
Section 15.12  WAIVER OF JURY TRIAL                              63

                   CREDIT AND SECURITY AGREEMENT
                   -----------------------------

     THIS CREDIT AGREEMENT (hereinafter referred to as the "Agreement") is made this 9th day of April 1999, by and between

     CADAPULT GRAPHIC SYSTEMS, INC., a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and authorized to do business in New Jersey, having its principal office located at 110 Commerce Drive, Allendale, New Jersey 07401 (hereinafter referred to as the "Borrower")

     AND

     SUMMIT COMMERCIAL/GIBRALTAR CORP., having its principal office located at 546 Fifth Avenue, New York, New York 10036 (hereinafter referred to as the "Lender").

                       W I T N E S S E T H:
                       -------------------

     WHEREAS, the Borrower has requested that the Lender provide the Borrower with a revolving credit loan in the aggregate principal amount of up to Six Million and 00/100 ($6,000,000.00) Dollars (hereinafter referred to as the "Loan"), which will be used, inter alia, for working capital and to satisfy certain
      ----- ----
existing bank loans and liens; and

     WHEREAS, the Lender has agreed to make the Loan to the Borrower subject to the terms and conditions hereafter set forth;
and

     WHEREAS, the Borrower and the Lender now desire to enter into this Agreement in order to provide for the terms and conditions upon which the Lender will make the Loan to the Borrower.

     NOW, THEREFORE, in consideration of these premises and the mutual representations, covenants and agreements of the Borrower and the Lender, each party binding itself and its successors and assigns, does hereby promise, covenant and agree as follows:

                             ARTICLE I

                            DEFINITIONS
                            -----------

     Section 1.1  In General.  For all purposes of this Agreement,
                  ----------
except as otherwise expressly provided herein:

          (a) accounting terms not otherwise defined herein shall have the meanings assigned to them in accordance with accounting principles and practices generally accepted in the United States of America (hereinafter referred to as "GAAP") and, with respect to the financial covenants contained in this Agreement, such principles and practices shall be deemed to be the principles and practices in effect on the Closing Date; and

          (b) each reference in this Agreement to a particular person shall be deemed to include a reference to such person's successors and permitted assigns.

     Section 1.2  Specific Terms Defined.  The following terms
                  ----------------------
(including both the singular and plurals thereof) shall have the meanings respectively assigned to them directly or by reference below in this Section 1.2;

     "Account Debtor" means any "account debtor", as such term is defined in Section 9-105(1)(a) of the UCC.

     "Account" and "Accounts Receivable" mean all accounts as defined in the UCC, and, in addition, any and all obligations of any kind at any time due and/or owing to Borrower and all rights of Borrower to receive payment or any other consideration (whether classified under the Uniform Commercial Code of the State of New Jersey or any other State as accounts, accounts receivable, contract rights, chattel paper, general intangibles or otherwise) including without limitation, invoices, contract rights, accounts receivable, general intangibles, choses-in-action, notes, drafts, acceptances, instruments and all other debts, obligations and liabilities in whatever form owing to Borrower from any person, firm, governmental authority, corporation or any other entity, all security therefor, and all Borrower's rights to goods sold (whether delivered, undelivered, in transit or returned), which may be represented thereby, whether now existing or hereafter arising, together with all proceeds and products of any and all of the foregoing.

     "Advance" shall mean any advance of monies or funds to the Borrower by the Lender in connection with the Revolving Credit
Loan.

     "Advance Date" means, in relation to any Advance, the day on which such Advance is made or to be made to the Borrower.

     "Advance Limit" means the loans or advances which the Lender may, in its sole and absolute discretion, from time to time when requested by Borrower, make to Borrower, and which shall not in the aggregate at any time outstanding exceed the lesser of Six Million and 00/100 ($6,000,000.00) Dollars or the sum of the following:

          A. Eighty-five (85%) percent of the face amount of the Borrower's Eligible Accounts Receivable; and

          B. The lesser of fifty (50%) percent of the value of acceptable finished goods valued at the lower of cost or market or eighty-five (85%) percent of the orderly liquidation value of the Inventory; however, at no time will the Advances for Inventory exceed a sub-limit of One Million and 00/100 ($1,000,000.00) Dollars.

     "Affiliate" means, in relation to any corporation, any person that (directly or indirectly) controls or is controlled by or is under common control with such corporation. For the purposes of this definition, the term "control", as used with respect to any person, shall mean the possession (directly or indirectly) of the power to direct or to cause the direction of the management or the policies of such person, whether through the ownership of shares of any class in the capital of such person or by contract or otherwise.

     "Agreement" means this Credit and Security Agreement
(including all Schedules and Exhibits annexed hereto) as originally
               ---------     --------
executed or, if amended, varied or supplemented from time to time, as so amended, varied or supplemented.

     "Available Credit" means the Commitment in existence from time to time as reduced by the sum of (a) the Credit Balance and (b) all other Obligations then due and payable or outstanding.

     "Bank" means Summit Bank.

     "Base" or "Base Rate" means the fluctuating rate of interest that Summit Bank adopts on a daily basis as its official Base Rate. The Base Rate is not tied to any external rate of interest or index and does not necessarily reflect the lowest rate of interest actually charged at any given time by the Bank to any particular class or category of customers of the Bank. Any change in the Base Rate shall be effective immediately when adopted by the Bank, without notice to Borrower.

     "Borrower" has the meaning set forth in the preamble.

     "Borrowing Base Certificate" shall mean an advance request and certificate duly executed by the Borrower in form and substance satisfactory to the Lender.

     "Business Day" means the day on which banks are open for the purpose of conducting commercial banking business in the State of New York.

     "Capital Assets" means fixed assets, both tangible (such as land, buildings, fixtures, machinery and equipment) and intangibles (such as patents, copyrights, trademarks, franchises and good will; provided, that Capital Assets shall not include any item
--------
customarily charged directly to expense or depreciated over a useful life of 12 months or less in accordance with GAAP.

     "Capital Expenditures" means expenditures or obligations incurred for the acquisition of Capital Assets.

     "Chattel Paper" shall mean any "chattel paper", as such term is defined in Section 9-105(1)(b) of the UCC, whether now owned or hereafter acquired by the Borrower.

     "Closing Date" means the date herewith.

     "Collateral" means all corporate assets including but not limited to all of the following, whether now or hereafter existing or created or now or hereafter acquired by Borrower:

          (i)  the Accounts Receivable;

          (ii)  the Inventory;

          (iii)  the Equipment;

          (iv) any claims of Borrower against third-parties for loss or damage to, or destruction of, any and all of the foregoing, all guaranties, security and liens for payment of any Account Receivable and documents of title, policies, certificates of insurance, insurance proceeds, securities, chattel paper, and other documents and instruments evidencing or pertaining thereto, and all files, correspondence, computer programs, tapes, discs and related data processing software owned by Borrower, or in which Borrower has an interest which contain information identifying any one or more of the items referred to in (i) through (iii) above, or (v) through (vii) below; or any account debtor, showing the amounts owed by each, payments thereon or otherwise necessary or helpful in the realization thereon or the collection thereof;

          (v) all insurance proceeds and any awards and payments, including interest thereon, which may be made in respect of all or any part of the Inventory or Equipment, as a result of damage to or destruction of all or any part of the Inventory or Equipment, which proceeds and awards are hereby assigned to the Lender, which is hereby authorized to collect and receive the same and to give receipts and acquittances therefor and to apply the same or any part thereof as provided in this Agreement; and the Borrower hereby agrees, upon request, to make, execute and deliver any and all assignments and other instruments sufficient for the purposes of assigning said proceeds and awards and payments to the Lender free, clear and discharged of any encumbrances of any kind or nature whatsoever;

          (vi) any and all monies, securities, drafts, notes, contract rights, leases, licenses, general intangibles, and other Property of the Borrower, including customer lists, and all proceeds and products thereof, now or hereafter held or received by or in transit to the Lender from or for the Borrower, or which may now or hereafter be in the possession of the Lender, or as to which the Lender may now or hereafter control possession, by documents or title or otherwise, whether for safekeeping, custody, pledge, transmission, collection or otherwise, and any and all deposits, general or special, balances, sums, proceeds, and credits of the Borrower, and all rights and remedies which the Borrower might exercise with respect to any of the foregoing but for the execution of this Agreement; and

          (vii) all proceeds and products of, but not limited to, without limitation, any Collateral referred to in clauses (i) through (vi).

     In addition, "Collateral" means the Mortgage given by Michael W. Levin and Nancy A. Levin, to secure the Guaranty.

     "Commitment" means the amount set forth herein as the Lender's commitment to make Advances to the Borrower and issue Letters of Credit as the same may be reduced from time to time.

     "Contracts" means all contracts, licenses, instruments, undertakings, documents or other agreements in or under which the Borrower may now or hereafter have any right, title or interest (other than rights evidenced by Chattel Paper or Instruments), including, without limitation, (i) any claim arising thereunder from misrepresentation or breach of warranty and (ii) all such agreements which pertain to the lease, sale, construction, design, manufacture or other disposition of any Equipment, fixtures, real property or any interest in real property as any of the same may from time to time be amended or supplemented (with the prior written consent of the Lender in the event any such amendments are out of the Borrower's ordinary course of business), other than such contracts, instruments, undertakings, documents or other agreements which specifically prohibit their assignment as security, provided,
                                                          --------
that notwithstanding any such prohibition, such contracts, instruments, undertakings, documents or other agreements shall be deemed to be contracts to the extent that such prohibition is inconsistent with the provisions of Section 9-318 of the UCC.

     "Copyrights" means all United States copyrights, registrations and applications therefor of the Borrower, and any and all (i) renewals and extensions thereof, (ii) income, royalties, damages and payments now and hereafter due or payable or both with respect thereto, including, without limitation, damages and payments for past or future infringements or misappropriation thereof, (iii) rights to sue for past, present and future infringements or misappropriation thereof, and (iv) all other rights corresponding thereto, in each instance, whether now owned or hereafter acquired by the Borrower.

     "Credit Balance" means, at any time, the sum of aggregate principal Advances then outstanding.

     "Credit Period" means the definition set forth in Section
2.1(a).

     "Current Assets" shall mean those assets of the Borrower that are treated as current assets in accordance with Generally Accepted Accounting Principles.

     "Current Liabilities" shall mean those liabilities of the Borrower that are treated as current liabilities in accordance with Generally Accepted Accounting Principles, including, but not limited to, (i) all obligations payable on demand or within one (1) year after the date on which the determination is made, and (ii) final maturities and sinking fund payments required to be made within one (1) year after the date on which the determination is made, but excluding all such liabilities or obligations which are renewable or extendable at the option of the Borrower to a date more than one (1) year from the date of determination.

     "Debt" shall mean with respect to any Person the aggregate sum of the following items as such items appear on the balance sheet of said Person: (i) the unpaid principal balance of all indebtedness or liability for money borrowed or owed to any Person from time to time (including any renewals, extensions and refundings thereof), whether or not the indebtedness was heretofore or hereafter created, issued, incurred, assumed or guarantied, as determined in accordance with Generally Accepted Accounting Principles; (ii) the unpaid principal balance of all indebtedness or liability for the deferred purchase price of property or services incurred (including trade obligations); (iii) all obligations as lessee under leases which have been or should be, in accordance with Generally Accepted Accounting Principles, recorded as capitalized lease liabilities,
(iv) all Current Liabilities in respect of unfunded vested benefits under any Plan covered by Title IV of ERISA, (v) all obligations, contingent or otherwise relative to the face amount of all letters of credit issued for said Person's account, whether or not drawn;
(vi) all obligations arising under banker's acceptance facilities issued for the account of said Person, (vii) all guarantees, endorsements and other contingent obligations to purchase, to provide funds for payments, to supply funds to invest in any Person or otherwise to assure a creditor against loss, and (viii) all obligations secured by any mortgage, lien, pledge, or security interest or other charge or encumbrance on property, whether or not the obligations have been assumed.

      "Default" shall mean any of the events of default as defined and described in this Agreement, whether or not any requirement for the giving of notice, passing of time, or both, or the happening of any other condition, has been satisfied.

     "Default Amount" means (i) the aggregate amount of all Obligations for principal and interest, including late charges thereon, and all other sums which are then due and unpaid; and (ii) an amount equal to the aggregate amount of all principal remaining to be repaid on all Obligations; and (iii) interest on the foregoing sums, at the Default Rate, from the occurrence of an Event of Default until paid in full.

     "Default Rate" shall mean an interest rate per annum which is equal to two (2%) percent over and above the rate of interest set forth in the Loan Documents.

     "Distribution" means the declaration or payment of any dividend on or in respect of any shares of any class of capital stock of the Borrower, other than dividends payable solely in the shares of common stock of the Borrower, directly or indirectly through a Subsidiary or otherwise; the return of capital by the Borrower of its shareholders as such; or any other distribution on or in respect of any shares of any class of capital stock of the Borrower.

     "EBIT" shall mean the sum of the Borrower's earnings before interest and taxes; as demonstrated by the financial statements submitted to the Lender in accordance with the terms and conditions of this Agreement.

     "Eligible Accounts Receivable" means the Accounts Receivable as to which the Borrower has furnished to the Lender information adequate to identify the same, at such times and in such form as has been or, from time to time may be, requested by the Lender, which meet all of the following criteria on the origination date of the said accounts and continuing thereafter until collected, and which is in all other respects acceptable to the Lender:

          (i)  The Borrower is the sole owner of the Accounts
Receivable and has not sold, assigned, mortgaged, or hypothecated, or released from the Lender's Security Interest, all or any portion thereof, nor are they subject to any claim, lien or security interest of any persons or entities, including without limitation the United States, or any agency or instrumentality thereof;

          (ii) They shall be valid and legally enforceable, owing to the Borrower for the performance of services or the sale of goods arising in the ordinary course of business for which the Borrower has delivered or, at the time of origination of the said accounts, if required by the Lender, will deliver to the Lender, invoices, billings and shipping documents and other documents evidencing the obligation of the Borrower's customer to pay the Accounts Receivable;

          (iii) No financing statement covering any Account
Receivable or its proceeds, other than those to the Lender, is on file in any public office, and neither the Borrower nor the Lender have received any notice of any proposed acquisition, of any account receivable security interest therein;

          (iv) The original date of the invoice for the Account
Receivable is less than ninety (90) days prior to the date the amount of the Eligible Accounts Receivable is being determined;

          (v) They are not subject to any offsets, credits allowances or adjustments due the account debtor except usual and customary prompt payment discount, nor has the account debtor returned the goods or indicated any dispute or complaint concerning them;

          (vi) The Borrower has not received any notice, nor has it any knowledge of any facts, which adversely affects the credit of the account debtor; and

          (vii) The Lender has not notified the Borrower that either the Account Receivable or the account debtor is not qualified.

     Notwithstanding the above the following will be considered ineligible receivables:

          (i)  All known foreign accounts receivable;

          (ii) All Account Debtor customer's current balances where 50% or more of the particular customer account balance is over the defined eligibility terms;

          (iii) All Contra, consigned or guaranteed sales;

          (iv) That portion of any customer account receivable which exceeds 20% of all the Account Debtor's total accounts receivable;

          (v) All "Cash" sales, freight receivables, Government accounts, miscellaneous accounts due from related entities, salesmen, consignment sales, bill and hold, and miscellaneous debit entries, COD, Finance Charges, chargebacks; and

          (vi) All other non credit-worthy customer accounts which are not otherwise ineligible.

          "Eligible Inventory" means the Inventory as to which the Borrower has furnished to the Lender information adequate to identify the same at such times and in such form as has been, or from time to time may be, requested by the Lender, which meets all of the following criteria on the date of any advances under this Agreement and while any Obligations (as hereinafter defined are outstanding, and which is in all other respects, acceptable to the
Lender:

          (i) The Borrower is the sole owner of the Inventory, none of the Inventory is being held by the Borrower on a consignment basis, and the Borrower has not sold, assigned, transferred, mortgaged or hypothecated, nor released from the Lender's security interest, all or any portion thereof, nor are they subject to any claim or security interest of any persons or entities, including without limitation the United States;

          (ii) No financing statement covering any of the Inventory or its proceeds, is on file in any public office, and neither the Borrower nor the Lender has received any notice of any proposed acquisition of any inventory security interest herein; and

          (iii) If any of the goods are represented or covered by documents of title, instruments or chattel paper, the Borrower is the owner of all such documents, instruments and paper, and none of it has been sold or transferred nor has any security interest in all or any portion thereof been granted to any person.

          (iv) The Inventory shall be salable (in the ordinary course of business).

          (v)  The Inventory is finished goods.

     Notwithstanding the above, the following will be considered ineligible Inventory:

          (i)  Slow moving and/or obsolete Inventory.

          (ii) Any Inventory located off premises without receipt of an acceptable landlord's/mortgagee's waiver.

          (iii) Any other Inventory which the Lender in its reasonable opinion deems ineligible.

     "Environmental Law" or "Environmental Laws" shall mean all federal, state and local laws, statutes, ordinances and regulations now or hereafter in effect, and in each case as amended or supplemented from time to time, and any judicial or administrative interpretation thereof, including any judicial or administrative order, consent decree or judgment relating to the regulation and protection of human health, safety, the environment and natural resources (including ambient air, surface water, groundwater, wetlands, land surface or subsurface strata, wildlife, aquatic species and vegetation). Environmental Laws include but are not limited to the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended (42 U.S.C. Sec. 9601 et seq.) ("CERCLA"); the Hazardous Material Transportation Act, as amended (49 U.S.C. Sec. 180 et seq.); the Federal Insecticide, Fungicide, and Rodenticide Act, as amended (7 U.S.C. Sec. 136 et seq.); the Resource Conservation and Recovery Act, as amended (42 U.S.C. Sec. 6901 et seq.) ("RCRA"); the Toxic Substance Control Act, as amended (42 U.S.C. Sec. 7401 et seq.); the Clean Air Act, as amended (42 U.S.C. Sec. 740 et seq.); the Federal Pollution Control Act, as amended (33 U.S.C. Sec. 1251 et seq.); the Occupational Safety and Health Act, as amended (29 U.S.C. Sec. 651 et seq.); the Safe Drinking Water Act, as amended (42 U.S.C. Sec. 300f et seq.); the Food, Drug and Cosmetic Act, as amended (21 U.S.C. Sec. 301 et seq.); the Medical Waste Tracking Act of 1988, Pub. L. No. 100-582, 102 Stat. 2950 (1988), and their state and local counterparts or equivalents and any transfer of ownership, notification or approval statutes such as the New Jersey Industrial Site Recovery Act (N.J. Stat. Ann. Sec. 13:lK-6 et seq.) ("ISRA"); the New Jersey Leaking Underground Storage Tank Act (N.J. Stat. Ann Sec. 58:lOa-21 et seq.) ("LUST"); and the Spill Compensation and Control Act (N.J. Stat. Ann. Sec. 58:10-23.11 et seq.).

     "Environmental Liabilities and Costs" shall mean, as to any Person, all liabilities obligations, responsibilities, Remedial Actions, losses, damages, punitive damages, consequential damages, treble damages, costs and expenses (including all reasonable fees, disbursements and expenses of counsel, experts and consultants and costs of investigation and feasibility studies), fines, penalties, sanctions and interest incurred as a result of any claim or demand by any other Person, whether based in contract, tort, implied or express warranty, strict liability, criminal or civil statute, including any Environmental Law, permit, order or agreement with any Governmental Authority or other Person, and which arise from any environmental, health or safety conditions, or a Release or conditions that are reasonably likely to result in a Release, and result from the past, present or future operations of such Person or any of its Subsidiaries.

      "Environmental Lien" shall mean any Lien in favor of any Governmental Authority for Environmental Liabilities and Costs.

     "ERISA" means the Employee Retirement Income Security Act of
1974, as amended.

     "Equipment" means in addition to the definition thereof contained in the UCC, all equipment, machinery, furniture, fixtures, and all other tangible assets, and all replacements, repairs, modifications, alterations, additions, controls and operating accessories thereof, all substitutions and replacements therefor, and all accessions and additions thereto and all proceeds and products of the foregoing now owned or hereafter acquired by the Borrower.

     "Event of Default" means any event of default described in this Agreement.

     "Extension of Credit" means all credit extended to the Borrower pursuant to the Revolving Credit Loan and Letters of Credit issued and processed on behalf of the Borrower.

     "Financing Statements" means the Uniform Commercial Code UCC-1 Financing Statements to be filed with applicable governmental authorities of each State where the Collateral is or may hereafter be located pursuant to which the bank shall perfect its security interest in the Collateral.

     "Fiscal Quarter" shall mean the following three (3) month periods of each Fiscal Year (or such other three month periods as agreed upon by the Borrower and the Lender):

          January 1           -         March 31
          April 1             -         June 30
          July 1              -         September 30
          October 1           -         December 31

     "Fiscal Year" shall mean that twelve (12) month period (or such other twelve (12) month period as agreed upon by the Borrower and the Lender) commencing on January 1 and ending on December 31 of each year.

     "General Intangibles" means any "general intangibles," as such term is defined in Section 9-106 of the UCC, now owned or hereafter acquired by the Borrower and, in any event, shall include, without limitation, all rights, interest, choses in action, causes of actions, claims and all other intangible property of the Borrower of every kind and nature, in each instance whether now owned or hereafter acquired by the Borrower, including, without limitation, all corporate and other business records, all loans, royalties, and all other forms of obligations receivable whatsoever (other than Accounts Receivable); all trademarks, patents, trade secrets, licenses, copyrights, goodwill, inventions (whether patented or patentable or not), designs, registrations, permits, franchises, proprietary or confidential information, technical information, procedures and designs; all knowledge, know-how, skill, expertise and experience relating to the business conducted by the Borrower; all computer programs, software, data bases, data, processes, models, drawings, printouts and other computer materials, customer lists, credit files, and supplier contracts, firm sale orders, rights under license and franchise agreements; all interests in partnerships and joint ventures; all tax refunds and tax refund claims; all right, title and interest under leases, subleases, licenses and concessions and other agreements relating to personal property; all payment due or made to the Borrower in connection with any requisition, confiscation, condemnation, seizure or forfeiture of any property by any Person or Governmental

Authority; all deposit accounts (general or special) with any bank or other financial institution; all credits with and other claims against third parties (including carriers and shippers) (other than Accounts Receivable); all rights to indemnification; all reversionary interests in pension and profit sharing plans and reversionary, beneficial and residual interests in trusts; all proceeds of insurance of which the Borrower is the beneficiary; all right, title and interest which the Borrower may now or hereafter have or under any other Contracts or contract right, now owned or hereafter acquired by the Borrower; and all letters of credit, guaranties, liens, security interests and other security held by or granted to the Borrower; and all other intangible property, whether or not similar to the foregoing, in each instance, however and wherever arising.

     "Generally Accepted Accounting Principles" shall mean generally accepted principles and practices for financial statements as developed and modified by the American Institute of Certified Public Accountants, the Financial Accounting Standards Board, the Securities and Exchange Commission, the stock exchanges and industry practices and custom, applied on a consistent basis.

     "GAAP" means Generally Accepted Accounting Principles.

     "Governmental Authority" or "Governmental Authorities" shall mean any federal, state, county or municipal governmental agency, board, commission, officer, official or entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government whose consent or approval is required as a prerequisite to (i) the continued uninterrupted operation of the Borrower's business operations, or (ii) the performance of any act or obligation or the observance of any agreement or condition of the Borrower under this Agreement or the other Loan Documents.

     "Guaranty" means the guaranty given by Michael Levin, for the benefit of the Lender in respect of the Borrower's obligations hereunder.

     "Guarantor" means Michael Levin.

     "Indebtedness" means all of the obligations of the Borrower which, in accordance with GAAP, should be classified upon the E3orrower's balance sheet as liabilities, or to which reference should be made by footnotes thereto, including without limitation, in any event and whether or not so classified:

          (i) all debt and similar monetary obligations of the Borrower, whether direct or indirect, including without limitation the Subordinated Debt;

          (ii) all obligations of the Borrower arising or incurred under or in respect of any guaranties (whether direct or indirect) by the Borrower of the indebtedness, obligations or liabilities of any other person; and

          (iii) all obligations of the Borrower arising or incurred under or in respect of any mortgage, lien, pledge, charge, security interest or other encumbrance upon or in Property owned by such person, even though such person has not assumed or become liable for the payment of such obligations.

     "Instrument" means any "instrument," as such term is defined in Section 9-105(l)(i) of the UCC, now owned or hereafter acquired by the Borrower, other than instruments that constitute, or are a part of a group of writings that constitute, Chattel Paper.

     "Inventory" means any "inventory," as such term is defined in the UCC, now owned or hereafter acquired by the Borrower and, in any event, shall include, without limitation, all inventory, merchandise, goods and other tangible personal property now owned or hereafter acquired by the Borrower (wherever located, whether in the possession of the Borrower or of a bailee or other person for sale, storage, transit, processing, packaging, delivery, shipping, use or otherwise and whether consisting of whole goods, spare parts, components, supplies, materials, or consigned, returned or repossessed goods) which are held for sale or lease or to be furnished (or have been furnished) under any contract of service or which constitute raw materials, work in process or materials used or consumed in the Borrower's businesses or in the processing, packaging or shipping of same and all finished goods.

     "Lender" has the meaning set forth in the Preamble.

     "Letter of Credit" shall mean an undertaking by the Bank to pay the beneficiary of a Letter of Credit a certain sum or sums of money on behalf of the Borrower provided the beneficiary delivers evidence to the Lender that the terms and conditions of the Letter of Credit have been fulfilled.

     "Lien" means any mortgage, deed of trust, pledge, security interest, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), or preference, priority, or other security agreement or preferential arrangement, charge, or encumbrance of any kind or nature whatsoever (including, without limitation, any conditional sale or other title retention agreement, any financing lease having substantially the same economic effect as any of the foregoing, and the filing of any financing statement under the UCC or comparable law of any jurisdiction to evidence any of the foregoing).

     "Loan" shall have the meaning set forth in the first Recital of this Agreement.

     "Loan Documents" shall mean any and all agreements, documents, certificates and instruments executed by the Borrower or any other Person or delivered by the Borrower to the Lender pursuant to and in connection with the Loan and this Agreement, including, without limitation, the Guaranty and the Financing Statements.

     "Maturity Date" means April 30, 2001.

     "Mortgage" means second mortgage, with respect to certain
Property located at 8 Meadow Lane, Allendale, County of Bergen,
State of New Jersey, by Michael W. Levin and Nancy A. Levin, subject to a first mortgage not to exceed $378,000.00.

     "Obligation" means any one of the Obligations.

     "Obligations" means, collectively, all of the indebtedness, obligations, liabilities, and agreements of every kind and nature of the Borrower to or with the Lender, or to or with any affiliate of the Lender, or of any guarantor of the Borrower's indebtedness, obligations, liabilities and agreements to or with the Lender, or to or with any affiliate of the Lender, now existing or hereafter arising, and now or hereafter contemplated, pursuant to this Agreement, the Loan Documents or otherwise, whether in the form of refinancing, letters of credit, bankers acceptances, guaranties, loans, interest, charges, expenses or otherwise, direct or indirect, (including without limitation, any participants or interest of the Lender, or of an affiliate of the Lender in any obligation of the Borrower to others), acquired outright, conditionally or as collateral security from another, absolute or contingent, joint or several, liquidated or unliquidated, secured or unsecured, arising by operation of law or otherwise, including without limitation any future advances, renewals, extensions or changes in form of, or substitutions for, any of said indebtedness, obligations or liabilities, the other sums and charges to be paid to the Lender pursuant to this Agreement or any of the Loan
Documents to which the Borrower is a party, and all interest and late charges on any of the foregoing.

     "Person" shall include an individual, a company, a corporation, an association, a partnership, a joint venture, an unincorporated trade or business enterprise, a trust, an estate, or a government or an agency, instrumentality or official thereof.

     "Proceeds" shall have the meaning assigned to it under the UCC and, in any event, shall include, but not be limited to, (i) any and all proceeds of any insurance, indemnity, warranty or guaranty payable to the Borrower from time to time with respect to any of the Collateral, (ii) any and all payments (in any form whatsoever) made or due and payable to the Borrower from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Collateral by any governmental body, authority, bureau or agency or any other Person (whether or not acting under color of Governmental Authority) and
(iii) any and all other amounts from time to time paid or payable under or in connection with any of the Collateral.

     "Restricted Investment" means any investment in cash or by delivery of property of any Person, whether by acquisition of stock, Indebtedness or other obligation or security, or by loan advance or capital contribution, or otherwise, or by acquisition of any property.

     "Subordinated Debt" means, at any particular time, all of the Indebtedness of the Borrower that shall be expressly subordinated upon written terms and conditions, satisfactory to the Lender, in right of payment to the prior payment in full of all of the Obligations.

     "Subsidiary" or "Subsidiaries" shall mean with respect to any Person (i) a corporation a majority of whose capital stock with voting power, under ordinary circumstances, to elect directors is at the time, directly or indirectly, owned by such Person, by such Person and one or more Subsidiaries of such Person or by one or more Subsidiaries of such Person, or (ii) any other Person (other than a corporation) in which such Persons and one or more Subsidiaries of such Person, directly or indirectly, at the date of determination thereof has at least a majority ownership interest.

     "Tangible Capital Funds" shall mean the amount which is equivalent to the sum of (i) the Borrower's subordinated debt plus
(ii) tangible shareholder's equity, as determined by Generally
Accepted Accounting Principles.

     "Tangible Net Worth" means as of the time of any determination thereof, the difference between (A) the sum of (i) the par value (or value stated on the books of the Borrower) of the capital stock of all classes of the Borrower, plus (or minus in the case of a deficit) (ii) the amount of the surplus, whether capital or earned, of the Borrower and its subsidiaries, plus (iii) Subordinated Debt less (B) the sum of treasury stock, discount and expense, goodwill, trademarks, trade names, patents, deferred charges, leasehold improvements and other intangible assets and any writeup of the value of any assets, all determined in accordance with generally accepted accounting principles, applied on a consistent basis.

     "UCC" shall mean the Uniform Commercial Code as enacted in New Jersey (or any successor legislation thereto), as the same may be amended from time to time, and the state counterparts as may be enacted in such states or jurisdictions where any of the Collateral is located or held.

     "Working Capital" shall mean as of the time of any determination thereof, the amount determined in accordance with Generally Accepted Accounting Principles, by which the Current Assets of the Borrower exceed the Current Liabilities of the Borrower. Notwithstanding the above, the Working Capital determination shall exclude all outstanding indebtedness to the Lender under the Loan.

     Section 1.3  Rules of Interpretation and Construction.  In
                  ----------------------------------------
this Agreement unless the context otherwise requires:

     (i) Articles and Sections mentioned by number only are the respective Articles and Sections of this Agreement as so numbered;

     (ii)  Words importing a particular gender shall mean and
include the other gender and words importing the singular number mean and include the plural number and vice versa;
                                       ----------

     (iii) Words importing persons shall mean and include firms, associations, partnerships (including limited partnerships), societies, trusts, corporations or other legal entities, including public or governmental bodies, as well as natural persons;


     (iv) Each reference in this Agreement to a particular person shall be deemed to include a reference to such person's successors and permitted assigns.

     (v) Any headings preceding the texts of the several Articles and Sections of this Agreement, and any table of contents or marginal notes appended to copies hereof, shall be solely for convenience of reference and shall not constitute a part of this Agreement, nor shall they affect its meaning, construction or effect.

     (vi) If any clause, provision or section of this Agreement shall be ruled invalid or unenforceable by any court of competent jurisdiction, such holding shall not invalidate or render unenforceable any of the remaining provisions thereof, unless not invalidating or rendering unenforceable the remaining provisions shall be inequitable;

     (vii) The terms "herein", "hereunder", "hereby", "hereto", and any similar terms as used in this Agreement refer to this Agreement; the term "heretofore: means before the date of execution of this Agreement; and the term "hereafter" means after the date of execution of this Agreement;

     (viii) This Agreement and all matters relating hereto shall be governed by and construed and interpreted in accordance with the laws of the State of New York,

     (ix) If any clause, provision or section of this Agreement shall be determined to be apparently contrary to or conflicting with any other clause, provision or section of this Agreement, then the clause, provision or section containing the more specific provisions shall control and govern with respect to such apparent conflict; and

     (x) Unless otherwise specified, (i) all accounting terms used herein or in any Loan Document shall be interpreted, (ii) all accounting determinations and computations hereunder or thereunder shall be made, and (iii) all financial statements required to be delivered hereunder or thereunder shall be prepared in accordance with Generally Accepted Accounting Principles; and

     (xi) The word "and" when used from time to time herein shall mean "or" or "and/or" if such meaning is expansive of the rights or interests of the Lender in the given context.

                             ARTICLE II

                   AMOUNT AND TERMS OF THE LOANS
                   -----------------------------

     Section 2.1  Commitment.
                  ----------

          (a)  Commitment to Lend Under Revolving Loan.  Subject to
               ---------------------------------------
the terms and conditions set forth in this Agreement, the Lender agrees to make advances to the Borrower and the Borrower may borrow, repay, and reborrow from time to time between the date of this agreement and the Maturity Date (the "Credit Period") upon notice by the Borrower to the Lender given in accordance with
Section 2.2 hereof, such sums as requested by the Borrower up to a maximum aggregate principal amount outstanding (after giving effect to all amounts requested) at one time equal to the Advance Limit. Each request for an Advance hereunder shall constitute a representation by the Borrower that the conditions set forth in this Agreement have been satisfied on the date of such request.

          (b)  Overline and Overformula Rights.  Notwithstanding
               -------------------------------
any other provision herein, the Lender may, from time to time, in its sole discretion, permit the outstanding amounts of any components of, or the aggregate outstanding amounts of, the loans, advances or other financial accommodations to exceed the formulas or limitations set forth in this Agreement. In any such event, and without limiting the rights of Lender to demand payment of the Loan in whole or in part at any time and from time to time, Borrower shall immediately repay to Lender, and/or furnish cash collateral to Lender for, such portion of the outstanding loans, advances or other financial accommodations which equals the amount(s) by which the formulas or the limitations set forth herein have been exceeded. If the outstanding amount of the loans, advances or other financial accommodations shall exceed the Advance Limit at any time, such excess shall be deemed secured by the Collateral (as hereinafter defined) and shall be subject to the terms of this Agreement.

     Section 2.2  Making the Advances Under Revolving Credit Loan.
                  -----------------------------------------------
Subject to all of the applicable terms and conditions of this Agreement, Advances shall be made by the Lender to the Borrower at such times and in such amounts, as shall be requested by the Borrower in compliance with this Section 2.2.

          (a) Advances shall be in integral multiples of $10,000.00.

          (b) In no event shall the sum of (i) the amount of any and all Advances requested by the Borrower, and (ii) the Credit
Balance outstanding on the requested Advance Date, exceed the Available Credit on such Advance Date.

          (c) Each Advance shall be made on notice given by the Borrower to the Lender not later than 11:00 a.m./ on the proposed Advance Date. Each such notice of an Advance (a "Notice of Advance") shall he by telephone or facsimile, in each case confirmed immediately in a signed writing by the Borrower specifying therein (i) the requested Advance Date and (ii) the amount of such Advance.

          (d) A Notice of Advance shall be irrevocable and binding on the Borrower and, if such advance is not taken on the date specified for such Advance in such Notice of Advance, the Borrower shall indemnify the Lender against any loss or expense incurred by Lender as a result of such failure including without limitation, any loss or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by the Lender to fund or maintain an Advance to be made by such Lender.

          (e) If the Commitment has not terminated in full prior to a requested Advance Date, and if all of the applicable conditions precedent specified in this Agreement are satisfied on or as of such Advance Date, then Lender shall, on the Advance Date make available for the Borrower's account and in immediately available funds, an amount equal to the requested Advance.

          (f) Without limiting any other rights and remedies of Lender hereunder or under the other Loan Documents, all loans, advances or financial accommodations made or otherwise available to Borrower shall he subject to Lender's continuing right, in its sole discretion, to withhold from Borrower's availability under the Loan, a reserve, and to increase and decrease such reserve from time to time, if and to the extent that, in Lender's sole judgment, such reserve is necessary to protect the interests of Lender against possible non-payment of Accounts, for any reason, by Account Debtors, possible non-payment by Borrower of any Indebtedness owed to, or liens held by, third parties, or to protect the interests of Lender against the possible adverse effect of any state of facts which does or would, with notice or passage of time or both, constitute an Event of Default hereunder.

     Section 2.3  The Loan Accounts.  The Lender will open and
                  -----------------
maintain a loan account (a "Loan Account") on its books in the name of the Borrower with respect to the Lender's Advances. Each Advance will be debited, and each payment or prepayment on account thereof will be credited and recorded in the Loan Account. The Lender shall render to the Borrower on or before the 15th Business Day of each month a statement of the Loan Account as of the last day of the prior month, which statement shall be considered correct and accepted by the Borrower and binding upon the Borrower unless the Lender is notified to the contrary within 30 days from the receipt of such statement; provided, however, that the failure of
                           --------
the Lender to render any such statement in a timely fashion shall not impair the validity or binding nature of the Loan Account.

     Section 2.4  Interest Rate.  The Loan shall hear interest
                  -------------
during each calendar month at a fluctuating interest rate per annum for all amounts equal at all times to two (2%) percentage points over and above the Bank's Base Rate of Interest in effect from time to time, each change in such fluctuating rate to take effect simultaneously with the corresponding change in such Base Rate of Interest, with notice to the Borrower. Interest shall be calculated on a daily basis upon the unpaid balance with each day representing 1/360th of a year.

     Section 2.5  Payment of Interest.  Interest on the Loan shall
                  -------------------
be charged to any Loan Account maintained with the Lender.

     Section 2.6  Interest on 0verdue Payments.  Each amount
                  ----------------------------
payable by the Borrower to the Lender under this Agreement that is not paid when due (whether at the Maturity Date, by acceleration or otherwise) and to the extent permitted by applicable law shall bear interest, from the date on which such amount shall have first become due and payable by the Borrower to the date on which such amount shall be paid by the Borrower (whether before or after judgment), at the Default Rate. The unpaid interest accrued on any overdue amount in accordance with this Section shall become and be absolutely due and payable by the Borrower to the Lender on written demand by the Lender at any time. Interest on each overdue amount will continue to accrue and will (to the extent permitted by applicable law) be compounded monthly until the obligations of the Borrower in respect of the payment of such overdue amounts are discharged (whether before or after judgment).

     Borrower acknowledges that: (i) such additional rate is a material inducement to Lender to make the Loan; (ii) Lender would not have made the Loan in the absence of the agreement of Borrower to pay such Default Rate; (iii) such additional rate represents compensation for increased risk to Lender that the Loan will not be repaid; and (iv) such rate is not a penalty and represents a reasonable estimate of (a) the cost to Lender in allocating its resources (both personnel and financial) to the ongoing review, monitoring, administration and collection of the Loan and (b) compensation to Lender for losses that are difficult to ascertain.

     Section 2.7  Limitation on Interest.  No provision of this
                  ----------------------
Agreement shall require the payment or permit the collection of interest in excess of the rate then permitted by applicable law, provided, that if any provision is so limited by such applicable
--------
law, the interest shall be the maximum amount permitted thereunder.

     Section 2.8  Advances Under Loan; Promises to Pay.
                  ------------------------------------

          (a) The entire principal sum of the Advances under the Loan, if not sooner paid, shall become and be absolutely due and payable by the Borrower to the Lender on the Maturity Date. The Borrower hereby absolutely and unconditionally promises to pay to the Lender the Credit Balance, all Obligations and all interest, costs and expenses thereon when such amounts become due, whether on the scheduled Maturity Date or earlier on account of acceleration as provided in this Agreement or otherwise.

          (b) Subject always to the other terms and conditions hereof, the Borrower will be entitled to reborrow under the Loan prior to the Maturity Date all or any part of the principal of the Advances paid provided that the aggregate amount of all new Advances does not exceed the then existing Available Credit.

          (c) Any partial payment of the Obligations of the Borrower to the Lender shall be applied by the Lender (i) first, to the payment of all of the interest due and payable on the obligations at the time of such partial payment, (ii) then, to the payment of all (if any) other amounts (except principal) due and payable under this Agreement at such time, and (iii) finally, to the payment of the unpaid principal of the Obligations.

     Section 2.9  Use of Proceeds.  The proceeds of the Advances
                  ---------------
will be used by the Borrower to purchase inventory, to provide working capital to the Borrower and to satisfy certain existing bank loans and liens. No part of the proceeds of any of the Advances shall be assignable without the prior written consent of the Lender and any attempt to make such assignment without such consent shall be void. No part of the proceeds of any of the Advances will be used (directly or indirectly) (i) to purchase or carry, or to extend credit to any person or persons for the purpose of purchasing or carrying, any margin stock within the meaning of Regulation U or Regulation X of the Board or Governors of the Federal Reserve System and (ii) no Advance shall be secured directly or indirectly by any type or kind of margin stock, as so defined.

     Section 2.10  Change in Laws.
                   --------------
          If any change in any law or regulation or in the interpretation thereof by any court or administrative or governmental authority charged with the administration thereof, or compliance by the Lender with any request or directive (whether or not having the force of law) of any such authority, shall impose, modify, deem applicable or result in the application of, any capital maintenance, capital ratio or similar requirement against loan commitments made by the Lender and the result thereof shall be to impose upon the Lender or increase any capital requirement applicable as a result of the making or maintenance of the Commitment (which imposition of or increase in capital requirements may be determined by the Lender's reasonable allocation of the aggregate of such capital impositions or increases) then, upon demand by the Lender, the Borrower shall immediately pay to the Lender from time to time as specified by the Lender additional commitment fees which shall be sufficient to compensate the Lender for such imposition of or increases in capital requirements from the date of such change, together with interest on each such amount from the date demanded until payment in full thereof at the rate provided in Section 2.4 of this Agreement. Upon the occurrence of any event referred to above, a certificate setting forth in reasonable detail the amounts necessary to compensate the Lender as a result of an imposition of or increase in capital requirements submitted by the Lender to the Borrower shall be conclusive, absent manifest error or bad faith, as to the amount thereof. For purposes of this Section, in calculating the amount necessary to compensate the Lender for any imposition of or increase in capital requirements, the Lender shall be deemed to be entitled to a rate of return on capital (after federal, state and local taxes) of fifteen percent per annum.

     Section 2.11  Termination.
                   -----------

          (a) The Borrower shall have the right, in its sole discretion, to pay and prepay in full, but not in part, the outstanding obligations and to terminate this Agreement in accordance with the terms and provisions of this Agreement; provided that (i) Borrower provides Lender with sixty (60) days
-------- ----
prior written notice of its intent to terminate this Agreement (the sixty (60) days following such written notice being hereinafter referred to as the "Termination Date"); (ii) the Borrower complies with the other provisions of this Agreement, and (iii) the Borrower pays to Lender the amount of all principal, interest, charges, full amount of all open letters of credit, fees and expenses owed to Lender by the Borrower under this Agreement, or otherwise, including but not limited to the Early Termination Fee as set forth in paragraph (c) below.

          (b) If Lender terminates this Agreement upon the occurrence of a Default or any Event of Default, Borrower shall pay to Lender, upon the effective date of such termination all principal, interest, charges, full amount of all open letters of credit, fees and expenses owed to Lender by the Borrower under this Agreement, or otherwise, including but not limited to the Early Termination Fee as set forth in paragraph (c) below.

          (c)  The Early Termination Fee shall be:

               (i) Two (2%) percent of the Loan if terminated prior to the first anniversary of the date of closing.

               (ii) One (1%) percent of the Loan if terminated prior to any anniversary of the date of any renewal term thereafter.

     Said Early Termination Fee has been established by the parties in view of the impracticability and extreme difficulty of ascertaining actual damages and by mutual agreement of the parties as to a reasonable calculation of Lender's lost profits as a result thereof. The Early Termination Fee shall be deemed included in the obligations.

     Notwithstanding the above, no Early Termination Fee shall be due and payable if the Borrower recast the Loan with Summit Bank.

     Section 2.12  Security for the Loan.  As security for the due
                   ---------------------
and punctual payment and performance of the Obligations, the Borrower shall execute and deliver, or cause to be executed and delivered to the Lender on the Closing Date the following Loan
Documents:

            (i)  This Agreement;

           (ii)  The Financing Statements;

          (iii)  Guaranty of Michael Levin;

           (iv)  The Mortgage;

            (v) Such other documents as the Lender may have reasonably required.

     Section 2.13  Extension of Maturity Date.
                   --------------------------

     The Maturity Date of the Loan shall be extended for a periods of one (1) year unless either party to this Agreement gives notice to the other of its intent to terminate at the Maturity Date or any subsequent Maturity Date. Such notice must be in writing and presented to the other party sixty (60) days prior to the Maturity Date or any subsequent Maturity Date. All terms and conditions of this Agreement and the Loan Documents shall remain in full force and effect for each additional one (1) year period of the Loan. Each subsequent Maturity Date will be extended pursuant to the provisions of this Section.

     Section 2.14  Cash Collateral Account.
                   -----------------------

     Upon the Lender's request, Borrower, forthwith upon receipt of all checks, drafts, cash and other remittances (herein called proceeds) in part or full payment for any of the collateral, will deposit the proceeds in a Cash Collateral Account maintained with the Bank over which the Lender alone shall have power of withdrawal. Credit for proceeds deposited in the Cash Collateral Account shall be conditional upon final payment of the deposited item. Two business days after receipt the Lender will apply the whole or any part of the Collected funds on deposit in the Cash Collateral Account against the principal or interest of the notes and the other charges specified in this Agreement, the order and method of such application to be in the discretion of the Lender. Any part of the collected balance in the Cash Collateral Account which the Lender elects not to so apply may be paid over by the Lender to the Borrower.

                            ARTICLE III

                         LETTERS OF CREDIT
                         -----------------

     Section 3.1  Commitment and Issuance of Letters of Credit.
                  --------------------------------------------

          (a) Subject to the terms and conditions set forth in this Agreement, the Lender through the Bank shall issue and process Letters of Credit on behalf of the Borrower in amounts not to exceed, in the aggregate, the sum of Two Hundred Fifty Thousand and 00/100 ($250,000.00) Dollars at any one time.

          (b) The Borrower may utilize the Letters of Credit to secure payments to suppliers of Inventory and other goods. Letters of Credit shall be issued by the Bank for the account of the

Borrower in favor of a named beneficiary specified by the Borrower upon written notice requesting such issuance. The beneficiary of any such Letter of Credit shall be authorized to draw upon the Bank on the terms and subject to the conditions set forth in such Letter of Credit. All such Letters of Credit shall be issued subject to and shall be governed by the Uniform Customs and Practice for Documentary Credits of the International Chamber of Commerce ("UCP") as in effect from time to time and, as to matters not governed by the UCP, shall he governed by Article 5 of the UCC. No such Letter of Credit shall be issued after or have a term extending past the Maturity Date.

     Section 3.2  Risks of Acts or Omissions.
                  --------------------------

          (a) With respect to each Letter of Credit issued by the Bank pursuant to this Article III, the Borrower agrees to accept all risks of acts or omissions of any beneficiary or transferee of any such Letter of Credit. In furtherance of and not in limitation of, the rights and powers of the Lender under the UCP, but subject to all other provisions of this Article III, it is understood and agreed, with respect to each such Letter of Credit, that the Lender shall not have any liability for and the Borrower assumes all responsibility for:

          (b)  the genuineness of any signature;

          (c) the form, correctness, validity, sufficiency, genuineness, falsification and legal effect of any draft, certification or other document required by any such Letter of Credit or the authority of the person signing the same;

          (d) the failure of any instrument to bear any reference or adequate reference to any such Letter of Credit or the failure of any person to note the amount of any instrument on the reverse side of any such Letter of Credit or to surrender any such Letter of Credit or to forward documents in the manner required by any such Letter of Credit, or otherwise to comply with the terms an conditions of any Letter of Credit or;

          (e) the good faith or acts of any person other than the Lender and its agents and employees;

          (f) the existence, form, sufficiency or breach of or default under any agreement or instrument of any nature whatsoever;

          (g) any delay in giving or failure to give any notice, demand or protest; and

          (h) any error, omission, delay in or nondelivery of any notice or other communication, however sent.

     Section 3.3  Documentation.  The determination as to whether
                  -------------
the required documents are presented prior to the expiration of any such Letter of Credit and whether such other documents are in proper and sufficient form for compliance with any such Letter of Credit shall be made by the Bank in its sole and absolute discretion, which determination shall be conclusive and binding upon the Borrowers and the named beneficiary.

     Section 3.4  Action, Inaction and Omissions by Bank.  Any
                  --------------------------------------
action, inaction or omission on the part of the Bank under or in connection with any such Letter of Credit or related instruments or documents, if in good faith and conformity with such laws, regulations or commercial or banking customs as the Bank may deem to be applicable, shall (i) be binding upon the Borrower, (ii) shall not place the Bank under any liability to the Borrower, and
(iii) shall not affect, impair or prevent the vesting of any of the rights or powers of the Bank hereunder or the Borrower's obligation to make reimbursements of any amount paid on any such Letter of Credit.

     Section 3.5  Change in Law or Regulations.  If any change in
                  ----------------------------
any law, executive order, or regulation or in any request or directive of any administrative or governmental authority (whether or not having the force of law) or in the interpretation of any of the foregoing by any court or administrative or governmental authority charged with the administration thereof shall either:

          (i) improve, modify or deem applicable any reserve, special deposit or similar requirement against Letters of Credit issued by the Bank, or

          (ii) impose on the Bank any other condition regarding this Agreement and any Letter of Credit or issued pursuant hereto, and the effect of any such change shall be to increase the cost to the Bank of issuing or maintaining any such Letter of Credit.

          Upon demand by the Bank or the Lender, the Borrower shall immediately pay to the Bank or the Lender from time to time as specified by the Bank or the Lender, an additional amount which shall be sufficient to compensate the Bank or the Lender for such increased cost, together with interest on each such amount from the date demanded until payment in full is tendered, at a rate per annum equal to two (2%) per annum over and above the Bank's or the Bank's floating Base Rate. The Bank's or the Lender's determination of the amount of such costs (and the allocation, if any, of such costs among the Borrower and other customers which have arrangements with the Bank or the Lender similar to those contained herein relating to Letter of Credit) shall, in the absence of manifest error, be conclusive. Upon request from the Borrower, the Bank or the Lender shall provide an explanation of the basis of such allocation.

     Section 3.6  Payments and Fees.  The Lender shall be paid,
                  -----------------
upon demand, the Bank's fees and expenses for Letters of Credit and as such are then in effect, as the Bank, in its sole and absolute discretion, shall set from time to time. The Lender shall be paid a fee of one and one-half (1 1/2%) percent of the face amount of all Letters of Credit, not to exceed ninety (90) days. Said fees shall he payable to the Lender upon the issuance of a Letter of Credit and upon the renewal of a Letter of Credit. All fees and expenses may be charged by the Lender to any loan account of the Borrower maintained with the Lender. The Lender shall also be paid, upon demand, all payments made, or expenses incurred, in connection with the processing of or payment under any such Letters of Credit. The obligation of the Borrower to reimburse the Lender shall be absolute and unconditional under any and all circumstances and irrespective of any setoff. In the sole and absolute discretion of the Lender, any payment not rendered upon demand may be deemed an additional sum borrowed.

                             ARTICLE IV

                             REPAYMENTS
                             ----------

     Section 4.1  Payments and Computations.
                  -------------------------

          (a) Each payment made by the Borrower to the Lender under this Agreement shall be made in United States dollars at the Lender's offices set forth in the preamble to this Agreement not later than 2:00 p.m., on the due date of such payment, and in immediately available and freely transferable funds.

          (b) If any sum would, but for the provisions of this Agreement, become due and payable by the Borrower under this Agreement on any day which is not a Business Day, then such sum shall become due and payable on the Business Day next succeeding the day on which such sum would otherwise have become due and payable hereunder or thereunder, and interest and fees payable to the Lender under this Agreement shall be adjusted accordingly.

          (c) All computations of interest and fees payable to the Lender under this Agreement shall be made on the basis of the actual number of days elapsed divided by 360.

          (d) The Bank will determine the Base Rate of Interest in effect from time to time. Any change in the Base Rate of Interest shall, for all purposes of this Agreement become effective on, and from the beginning of, the day on which such change shall first be announced by the Lender in accordance with the Lender's customary banking practices.

          (e) Each amount payable by the Borrower to the Lender under this Agreement that is not paid when due (whether at the Maturity Date, by acceleration or otherwise) and to the extent permitted by applicable law shall bear interest, from the date on which such amount shall have first become due and payable by the Borrower to the date on which such amount shall be paid by the Borrower (whether before or after judgment), at the annual rate of interest that shall at all times be five (5%) percent above the annual rate of interest if such amount were not overdue. The unpaid interest accrued on any overdue amount in accordance with this Agreement shall become and be absolutely due and payable by the Borrower to the Lender on written demand by the Lender at any time. Interest on each overdue amount will continue to accrue and will (to the extent permitted by applicable law) be compounded monthly until the obligations of the Borrower in respect of the payment of such overdue amounts are discharged (whether before or after judgment).

          (f) No provision of this Agreement shall require the payment or permit the collection of interest in excess of the rate then permitted by applicable law, provided, that if any provision
                                  --------
is so limited by such applicable law, the interest shall be the maximum amount permitted thereunder.

                            ARTICLE V

                LIMIT OF LOANS AND LETTERS OF CREDIT
                ------------------------------------

     Section 5.1  Maximum Commitment.
                  ------------------

          (a) The maximum commitment from the Lender to Borrower for the Loans and Letters of Credit and is as defined in this Agreement. However, at no time may the amount advanced under the Loans and the amount of the Letters of Credit exceed the Maximum Limit of Six Million and 00/100 ($6,000,000.00) Dollars unless the same is permitted by the Lender, in its sole discretion, pursuant to Section 2.1(b) of this Agreement.

                             ARTICLE VI

             CONDITIONS TO INITIAL EXTENSION OF CREDIT
             -----------------------------------------

     The obligation of the Lender to make the initial Extension of Credit under this Agreement shall be subject to the satisfaction or waiver by the Lender, prior thereto or concurrently therewith, of each of the following conditions precedent:

     Section 6.1  Loan Documents, the Mortgage, etc.  Each of the
                  ---------------------------------
Loan Documents shall have been duly and properly authorized, executed and delivered by the parties hereto and shall be in full force and effect on and as of the Closing Date and the Mortgage shall have been duly and properly authorized, executed and delivered by Borrower and shall be in full force and effect on and as of the Closing Date.

     Section 6.2  Representations and Warranties.  Each of the
                  ------------------------------
representations and warranties made by or on behalf of the Borrower to the Lender in this Agreement or in other Loan Documents shall be true and correct in all material respects on the Closing Date.

     Section 6.3 Certified Copies of Charter Documents.  The Lender
                 -------------------------------------
shall have received from the Borrower certified by a duly authorized officer to be true and complete on and as of a date which is not more than ten (10) Business Days prior to the Closing Date, a copy of each of (a) the charter of incorporation or such other incorporation documents of the Borrower in effect on such date of certification, and (b) the by-laws in effect on such date.

     Section 6.4  Proof of Corporate Action.  The Lender shall have
                  -------------------------
received from the Borrower a copy, certified by a duly authorized officer to be true and complete on and as of the date which is not more than ten (10) Business Days prior to the Closing Date, of the records of all corporate action taken by the Borrower to authorize
(a) its execution and delivery of each of the Loan Documents to which it is or is to become a party as contemplated or required by this Agreement, (b) its performance of all of its agreements and obligations under each of such documents, and (c) the incurring of the obligations contemplated by this Agreement.

     Section 6.5  Legal Opinions.  The Lender shall have received a
                  --------------
written legal opinion, addressed to the Lender, dated the Closing Date, from Mr. Bruce Meisel as counsel to the Borrower and the Guarantor(s). Such legal opinion shall be acceptable to the Lender and its counsel.

     Section 6.6  Collateral.
                  ----------

          (a) All of the obligations of the Borrower to the Lender under or in respect of this Agreement shall be entitled to all of the benefits of and be secured by this Agreement, the Mortgage, and the Loan Documents, and the Lender shall have obtained a first, perfected security interest in the Collateral of the Borrower.

          (b) The Loan Documents and all other documents in respect thereto, which shall create and maintain a first perfected security interest in favor of the Lender and the appropriate financing statements in respect thereto and necessary to enable the Lender to perfect its security interests thereunder, shall have been duly executed and delivered by the Borrower to the Lender.

          (c) The Guaranty of Michael Levin is secured by certain real and personal property as described in the Mortgage.

                            ARTICLE VII

      CONDITIONS TO MAKING EACH SUBSEOUENT EXTENSION OF CREDIT
      --------------------------------------------------------

     The obligations of the Lender to make the Extension of Credit to the Borrower subsequent to the initial Extension of Credit, shall be subject to the satisfaction or waiver by the Lender, prior thereto or concurrently therewith, of each of the following conditions precedent:

     Section 7.1  Applications and Compliance.  The application for
                  ---------------------------
such Extension of Credit shall have been made by the Borrower to the Lender in accordance with the applicable provisions of this Agreement and in compliance with all provisions of this Agreement.

     Section 7.2  Representations and Warranties.  Each of the
                  ------------------------------
representations and warranties made by or on behalf of the Borrower to the Lender in this Agreement or in other Loan Documents shall have been true and correct in all material respects when made, shall, for all purposes of this Agreement, be deemed to be repeated on and as of each Advance Date, and shall be true and correct in all material respects on and as of each such date, except to the extent that any of such representations and warranties relate, by the express terms thereof, solely to a date prior to such Advance Date.

     Section 7.3  Performance, etc.  The Borrower shall have duly
                  ----------------
and properly performed, complied with and observed each of its covenants, agreements and obligations contained in this Agreement, and shall have duly and properly performed, complied with and observed in all material respects its covenants, agreements and obligations in all other articles of this Agreement and any of the Loan Documents to which it is a party or by which it is bound on each Advance Date. No event shall have occurred on or prior to such Advance Date and be continuing on such Advance Date, and no condition shall exist on such Advance Date, which constitutes an Event of Default or which would, with notice or the lapse of time, or both, constitute an Event of Default under this Agreement or any of the Loan Documents.

                            ARTICLE VIII

                  REPRESENTATIONS AND WARRANTIES
                  ------------------------------

     Borrower hereby represents and warrants to the Lender, knowing and intending that the Lender shall rely thereon in making the loans completed hereby, that:

     Section 8.1  Corporate Existence; Good Standing.
                  ----------------------------------

          (a) The Borrower (i) is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and authorized to do business in the State of New Jersey, and (ii) has all requisite corporate power and authority and full legal right to own or to hold under lease its properties and to carry on the business in which it is presently engaged.

          (b) The Borrower has adequate corporate power and authority and has full legal rights to enter into each of the Loan Documents to which it is a party, to perform, observe and comply with all of its agreements and obligations under each of such documents, and to obtain all of the Advances contemplated by this Agreement.

     Section 8.2  Corporate Authority, etc.  (a) The execution and
                  ------------------------
delivery by the Borrower of the Loan Documents to which it is a party, the performance by the Borrower of all of its agreements and obligations under each of such documents, and the incurring by the Borrower of all of the Obligations contemplated by this Agreement, have been duly authorized by all necessary corporate actions on the part of the Borrower and its shareholders and do not and will not contravene any provision of the Borrower's charter or by-laws or this Agreement (each as from time to time in effect), (b) conflict with, or result in a breach of the terms, conditions, or provisions of, or constitute a default under, or result in the creation of any mortgage, lien, pledge, charge, security interest or other encumbrance upon any of the property of the Borrower under any material agreement, mortgage or other instrument to which the Borrower is or may become a party, (c) violate or contravene any provision of any law, regulation, order, ruling or interpretation thereunder or any decree, order or judgment or any court or governmental or regulatory authority, bureau, agency or official (all as from time to time in effect and applicable to such entity),
(d) require any waivers, consents or approvals by any of the creditors or trustees for creditors of the Borrower, or (e) require any approval, consent, order, authorization, or license by, or giving notice to, or taking any other action with respect to, any governmental or regulatory authority or agency except those actions that have been taken or will be taken prior to the Closing Date, under any provision of any applicable law.

     Section 8.3  Binding Effect of Documents, etc.  The Borrower
                  --------------------------------
has duly executed and delivered each of the Loan Documents to which it is a party, and each of such documents is in full force and effect. The agreements and obligations of the Borrower as contained in each of the Loan Documents constitutes or upon execution and delivery thereof will constitute legal, valid and binding obligations of the Borrower enforceable against the Borrower in accordance with their respective terms.

     Section 8.4   No Events of Default, etc.
                   -------------------------

          (a) No Event of Default has occurred and is continuing and no event has occurred and is continuing and no condition exists that would, with notice or the lapse of time, or both, constitute an Event of Default.

          (b) The Borrower is not in default in any material respect under any contract, agreement or instrument to which the Borrower is a party or by which the Borrower or any of the Property of the Borrower is bound, the consequence of which default could materially or adversely affect the financial condition, assets, operations or property of the Borrower.

     Section 8.5  No Governmental Consent Necessary.  No consent or
                  ---------------------------------
approval of, giving of notice to, registration with or taking of any other action in respect of, any governmental authority or agency is required with respect to the execution, delivery and performance by Borrower of this Agreement and the Loan Documents to which it is a party.

     Section 8.6  No Proceedings.  There are no actions, suits, or
                  --------------
proceedings pending or threatened against or affecting Borrower in any court or before any governmental commission, board, or authority which, if adversely determined, will have an adverse effect on the ability of Borrower to perform its obligations under this Agreement or the Loan Documents to which it is a party.

     Section 8.7  No Violations of Laws.  The Borrower has
                  ---------------------
conducted, and is conducting, its business, so as to comply in all material respects with all applicable federal, state, county and municipal statutes and regulations. The Borrower is not charged with, or so far as is known by the Borrower, is not under investigation with respect to, any violation of any such statutes, regulations or orders, which could have a material or adverse effect on the financial condition, business or operations of the Borrower.

     Section 8.8  Use of Proceeds of the Loan.  Proceeds from the
                  ---------------------------
Loan shall be used only for those purposes set forth in this Agreement. No part of the proceeds of the Loan shall be used, directly or indirectly, for the purpose of purchasing or carrying any margin stock within the meaning of Regulation U of the Board of

Governors of the Federal Reserve System, or for the purpose of purchasing or carrying or trading in any stock under such circumstances as to involve the Borrower in a violation of Regulation X of the Board of Governors of the Federal Reserve System or the Lender in a violation of Regulation U of said Board of Governors. In particular, without limitation of the foregoing, no part of the proceeds from the Loans are intended to be used to acquire any publicly-held stock of any kind.

     Section 8.9  Financial Statements.
                  --------------------

          (a) Subject to any limitation stated therein, all balance sheets, income statements and other financial data which have been or shall hereafter be furnished to the Lender to induce it to enter into this Agreement, and to continue to provide financing under this Agreement or otherwise in connection herewith, do and will truly and accurately represent the financial condition of the Borrower as at the periods for which the same are furnished to the Lender. All other information, reports and other papers and data furnished to the Lender are, or will be at the time the same are so furnished, true, accurate and complete in all material respects.

          (b) Except as shown on the most recent financial statements which have been delivered to the Lender, the Borrower has no other Indebtedness as of the date hereof which would materially or adversely affect the financial condition of the Borrower or the Collateral.

     Section 8.10  Changes in Financial Condition.  There has been
                   ------------------------------
no material change in the Borrower's financial condition since the date of its last financial statements which have been delivered to the Lender.

     Section 8.11  Accounts Receivable.  The most recent list of
                   -------------------
Accounts Receivable of the Borrower delivered to the Lender is complete, and contains an accurate aging thereof. All of said Accounts Receivable are collectible, are subject to no counterclaims or setoffs of any nature whatsoever, and require no further act on the Borrower's part to make such accounts owing by the account debtors. None of the accounts include any conditional sales, consignments or sales on any basis other than that of absolute sale in the ordinary and usual course of business, except as otherwise set forth on said list. No agreement has been made under which any deductions or discounts may be claimed as to any such account except customary discounts in the ordinary course of business.

     Section 8.12  Inventory.  The Borrower's Inventory, as of the
                   ---------
date hereof, consists of items of quality and quantity usable or saleable in the ordinary course of its business. The value of obsolete items, items below standard quality and items in the process of repair have been written down to realizable market value, or adequate reserves have been provided therefore, and the values carried on the balance sheet are set at the lower of cost of market, in accordance with generally accepted accounting principles consistently applied.

     Section 8.13  Taxes and Assessments.  The Borrower has paid
                   ---------------------
and discharged when due all taxes, assessments and other governmental charges which may lawfully be levied or assessed upon its income and profits, or upon all or any portion of any property belonging to it, whether real, personal or mixed, to the extent that such taxes, assessments and other charges have become due. The Borrower has filed all tax returns, federal, state and local, and all related information, required to be filed by it.

     Section 8.14  ERISA.
                   -----

          (a) The Borrower is in compliance in all respects with the applicable provisions of ERISA and all regulations issued thereunder by the United States Treasury Department, the Department of Labor and the Pension Benefit Guaranty Corporation.

          (b) No "Employee Benefit Plan", as defined in Section 3 of ERISA, maintained by the Borrower, as from time to time in effect (hereinafter called the "Benefit Plans" or individually "Benefit Plan") nor any trusts created thereunder, nor any trustee or administrator thereof has engaged in a "prohibited transaction", as defined in Section 4975 of the Internal Revenue Code of 1954, as amended, which could subject the Borrower, any Benefit Plan or any such trust, or any trustee or administrator thereof, or any party dealing with any Benefit Plan, or any such trust to the tax or penalty on prohibited transactions imposed by said Section 4975. Neither any of the Benefit Plans nor any such trusts have been terminated, nor has there been any "reportable event", as defined in Section 4043 of ERISA, or "accumulated funding deficiency." The Borrower has not incurred any liability to the Pension Benefit Guaranty Corporation.

     Section 8.15  O.S.H.A. and Environmental Matters.
                   ----------------------------------

          (a) The Borrower has duly complied with, and its facilities, business assets, property, leaseholds and equipment are in compliance in all material respects with, the provisions of the federal Occupational Safety and Health Act, the Environmental Protection Act, the Clean Air Act, the Water Pollution Control

(Clean Water) Act, the Resource Conservation and Recovery Act, and the Comprehensive Environmental Response Compensation and Liability Act (including the Superfund Amendment and Reauthorization Act of
1986), and all rules and regulations thereunder and all similar state and local laws, rules and regulations; and there have been no outstanding citations, notices or orders of non-compliance issued to the Borrower or relating to its business, assets, property, leaseholds or equipment under any such laws, rules and regulations.

        (b) The Borrower has been issued all required federal, state and local licenses, certificates or permits relating to the operation of its business; and the Borrower and its facilities, business, assets, property and equipment are in compliance in all respects with, all applicable federal, state and local laws, rules and regulations relating to air emissions, water discharge, noise emissions, solid or liquid waste disposal, hazardous waste or materials, or other environmental, health or safety matters, including, without limitation, the Spill Compensation and Control Act (N.J.S.A. 58-10-23.11 et seq.). and the Industrial Site Recovery Act (N.J.S.A. 13:lK-6 et seq., as amended).

     Section 8.16  Location of Collateral.  As of the date hereof,
                   ----------------------
none of the Collateral to be conveyed to the Lender as collateral security pursuant to this Agreement, or any Loan Document, or to be hereafter conveyed, is or will be located in or on any property other than those set forth in this Agreement.

     Section 8.17  Other Liens.  The Borrower has good and
                   -----------
marketable title to and owns all of the Collateral free and clear of any and all liens, encumbrances or security interests whatsoever. None of the Collateral is subject to any prohibition against encumbering, pledging, hypothecating or assigning the same or requires notice or consent to Borrower's doing of the same.

     Section 8.18  Books and Records.  The Borrower maintains its
                   -----------------
books and records related to its Accounts Receivable and its Inventory at 110 Commerce Drive, Allendale, New Jersey 07401.

     Section 8.19  Representations and Warranties: True, Accurate
                   ----------------------------------------------
and Complete.
------------

          (a) None of the representations, warranties or statements made to the Lender pursuant hereto or in connection with this Agreement or the transactions contemplated hereby contains any untrue statement of a material fact, or omits or will omit to state a material fact necessary in order to make the statements contained herein and therein, in light of the circumstances in which they are made, not misleading.

          (b) All warranties and representations made herein or in any of the Loan Documents by the Borrower will be true and accurate at the time the Borrower requests the Lender to make an Advance to it hereunder.

     Section 8.20  Names, Location of Offices.  Schedule hereto
                   --------------------------
sets forth a complete and accurate list of all offices and locations at or out of which the Borrower conducts any of its business or operations, said Schedule A to indicate the Borrower's chief executive office if it has more than one.

     Section 8.21 Capitalization; Ownership of the Borrower. On and as of the Closing Date the authorized Capital Stock of the Borrower will consist of Fifty Million (50,000,000) shares of common stock, .001 par value. Two Million Nine Hundred Ninety Seven Thousand Two Hundred Eighteen (2,997,218) shares of common stock are duly issued, are outstanding and are fully paid and non-assessable.

                            ARTICLE IX

                        AFFIRMATIVE COVENANTS
                        ---------------------

     Until payment in full of all Obligations and the termination of this Agreement, the Borrower hereby covenants and agrees that it will:

     Section 9.1  Notify Lender.  Promptly inform the Lender if any
                  -------------
one or more of the representations and warranties made by the Borrower in this Agreement or in any document related hereto shall no longer be entirely true, accurate and complete.

     Section 9.2  Pay Taxes and Liabilities; Comply with Agreement.
                   -----------------------------------------------
Promptly pay, when due, all indebtedness, sums and liabilities of any kind now or hereafter owing by the Borrower to any party however created, incurred, evidenced, acquired, arising or payable, including without limitation the Obligations, income and excise taxes and taxes with respect to any of the Collateral, or any wages or salaries paid by the Borrower or otherwise.

     Section 9.3  Observe Covenants, etc.  Observe, perform and
                  ----------------------
comply with the covenants, terms and conditions of this Agreement, the Loan Documents and any other agreement or document entered into between the Borrower and the Lender.

     Section 9.4  Maintain Corporate Existence and Qualifications.
                  -----------------------------------------------
Maintain and preserve in full force and effect, its corporate existence and rights, franchises, licenses and qualifications necessary to continue its business, and comply with all applicable statutes, rules and regulations pertaining to the operation, conduct and maintenance of its regulations of its existence and business including, without limitation, all federal, state and local laws relating to benefit plans, environmental safety, or health matters, and hazardous or liquid waste or chemicals or other liquids (including use, sale, transport and disposal thereof).

     Section 9.5  Information and Documents to be Furnished to the
                  ------------------------------------------------
Lender.  Borrower hereby covenants to the Lender that it will
------
furnish to the Lender:

          (a)  Annual Financial Statements.  As soon as delivered
               ---------------------------
to any other creditor, but in no event later than ninety (90) days after the end of each fiscal year, its balance sheet as at the end of such year, and its income and surplus statement for such fiscal year, all in reasonable detail, all prepared on an audited basis in accordance with GAAP by independent certified public accountants of recognized standing selected by the Borrower and satisfactory to the Lender.

          (b)  Quarterly Financial Statements.  As soon as
               ------------------------------
delivered to any other creditor but in no event later than thirty

(30) days after the end of each quarterly fiscal period of Borrower except the fourth, its cumulative income and surplus statement, balance sheet and cash flow statement for the period beginning on the first day of such fiscal year and ended on the date of such balance sheet all in reasonable detail, prepared by the Chief Financial Officer.

          (c)  Accounts Receivable and Inventory Certificates.  In
               ----------------------------------------------
such form as may be required by the Lender, from time to time as the Lender may additionally require:

               (i) A certificate either describing each Eligible Account Receivable, or, if the Lender so elects, certifying the face amount of all Eligible Accounts Receivable in the aggregate and a certified statement of its Inventory position showing Inventory on hand, Inventory represented or covered by warehouse receipts or bills of lading, Eligible Inventory on hand and Inventory in possession of bailees, including the names and addresses of such bailees; and

               (ii) Schedules of Eligible Accounts Receivable describing each, and schedules of current Inventory position.

          (d)  Accounts Receivable's Aging Reports.  On or before
               -----------------------------------
the fifteenth (15th) day of each month, a detailed aging report setting forth amounts due and owing on Accounts Receivable on the Borrower's books as of the close of the preceding month, together with a reconciliation report satisfactory to the Lender showing all sales, collections, payments and adjustments to Accounts Receivables on the Borrower's books as of the close of the preceding month.

          (e)  Accounts Payable's Aging Reports.  Within fifteen
               --------------------------------
(15) days of each month during the term of the Loan, an aging report, in form, content and substance reasonably acceptable to the Lender, setting forth amounts due and payable on Accounts Payable on the Borrower's books as of the close of the preceding month, together with a reconciliation report reasonably satisfactory to the Lender showing any and all adjustments to Accounts Payable on the Borrower's books as of the close of the preceding month.

          (f)  Inventory Reports.  Within fifteen (15) days of each
               -----------------
month during the term of the Loan (i) a report of Inventory in form reasonably satisfactory to the Lender setting forth total value of finished goods, work in progress and raw materials, and (ii) the location of the Inventory.

          (g)  Borrowing Base Certificate.  Upon each request for
               --------------------------
an Advance, and at least weekly, a Borrowing Base Certificate, in form and substance satisfactory to Lender, certified by the chief financial officer of the Borrower.

          (h)  Affiliate Outstandings.  Within ten (10) days after
               ----------------------
the end of each month during the term of the Loan, a detailed aging report, in form, content and substance acceptable to the Lender, setting forth amounts due and owing on all amounts due affiliates of the Borrower on the Borrower's books as of the close of the preceding month.

          (i)  Sales Journal and Register.  The Borrower shall
               --------------------------
provide the Lender with its sales journal and cash receipts on a daily basis or less frequently as permitted by the Lender
(including invoices and signed shipping documents).

          (j)  Rejection, Delay, Claims.  Within five days, notice
               ------------------------
of the rejection of goods, delay in performance, or claims made in regard to Accounts Receivable.

          (k)  ERISA Documents.  All ERISA reports, notices,
               ---------------
returns and all other documents filed as required by or in compliance with ERISA, whether to the Internal Revenue Service, the Department of Labor, the Pension Benefit Guaranty Corporation or any other appropriate agency, and all documents and information distributed to participants in any Benefit Plan.

          (l)  Notice of Judgments, Environmental, Health or Safety
               ----------------------------------------------------
Complaints.
----------

               (i) Within five days, written notice to the Lender of the entry of any judgment or the institution of any lawsuit or of other legal or equitable proceedings or the assertion of any crossclaim or counterclaim seeking monetary damages from the Borrower in an amount exceeding $25,000.00;

               (ii) Within five days, notice or copies if written of all claims, complaints, orders, citations or notices, whether formal or informal, written or oral, from a governmental body or private person or entity, relating to air emissions, water discharge, noise emission, solid or liquid waste disposal, hazardous waste or materials, or any other environmental, health or safety matter. Such notices shall include, among other information, the name of the party who filed the claim, the potential amount of the claim, and the nature of the claim.

          (m)  Other Information.  Upon demand:
               -----------------

               (i) Certificates of insurance for all policies of insurance to be maintained by Borrower pursuant hereto;

               (ii)  An estoppel certificate executed by an
authorized officer of the Borrower indicating that there then exists no Event of Default and no event which, with the giving of notice or lapse of time, or both, would constitute an Event of Default under any agreement to which Borrower is a party;

               (iii) All original and other documents evidencing right to payment, including but not limited to invoices, original orders, shipping and delivery receipts;

               (iv) All information received by Borrower affecting the financial status or condition of any account debtor; and

                (v) Assignments, in form acceptable to Lender, of all Eligible Accounts Receivable, and of the monies due or to become due on specific contracts relating to the same.

          (n) From time to time, such other information as Lender may reasonably request, including financial projections and cash flow analysis.

     Section 9.6  Access to Records and Property.  At any time and
                  ------------------------------
from time to time, upon request by the Lender, the Borrower shall give any representatives of Lender access during normal business hours to, and permit any of them to examine, audit, copy or make extracts from, any and all books, records and documents in the possession of the Borrower or any independent contractor relating to the Borrower's affairs and the Collateral, and to inspect any of its properties wherever located.

     Section 9.7  Administrative Fee.  The Borrower will pay to the
                  ------------------
Lender an administrative fee of $1,000.00 per month commencing on the Closing Date and on the first day of each month thereafter.

     Section 9.8  Comply with Laws.  The Borrower shall comply with
                  ----------------
the requirements of all applicable laws, rules, regulations and orders of any governmental authority, compliance with which is necessary to maintain its corporate existence or the conduct of its business or non-compliance with which would materially or adversely effect its ability to perform its obligations or any security given to secure its obligations.

     Section 9.9  Insurance Required.
                  ------------------

          (a) The Borrower shall cause to be maintained, in full force and effect on all property of the Borrower including without limitation, all inventory and equipment for all Obligations, insurance in such amounts against such risks as is satisfactory to the Lender, including, but without limitation, fire, theft, burglary, pilferage, vandalism, malicious mischief, loss in transit, and hazard insurance and, if on the Closing Date any of the Mortgaged Property or location where Inventory is maintained is in an area that has been identified by the Secretary of Housing and Urban Development as having special flood or mudslide hazards, and on which the sale of flood insurance has been made available under the National Flood Insurance Act of 1968, then flood insurance. Said policy or policies shall:

               (i) Be in a form and with insurers which are satisfactory to the Lender;

               (ii) Be for such risks and for such insured values as Lender or its assigns may require in order to replace the property in the event of actual or constructive total loss;

               (iii) Designate the Lender and its assignees, as mortgagee and additional insured loss payees as their interests may from time to time appear;

               (iv) Contain a "breach of warranty clause" whereby the insurer agrees that a breach of the insuring conditions or any negligence by Borrower or any other person shall not invalidate the insurance as to Lender and its assignee;

               (v) Provide that they may not be canceled or materially altered without ten (10) days prior notice to the Lender and its assigns; and

               (vi)  Upon demand, be delivered to the Lender;

          (b) The Borrower shall obtain such additional insurance as Lender may reasonably require;

          (c) The Borrower shall in the event of loss or damage, forthwith notify the Lender and file proofs of loss with the appropriate insurer. The Borrower hereby authorizes the Lender to endorse any checks or drafts constituting insurance proceeds;

          (d) The Borrower shall forthwith upon receipt of insurance proceeds endorse and deliver the same to the Lender; and

          (e)  In no event shall the Lender be required either to
(i) ascertain the existence of or examine any insurance policy or
(ii) advise the Borrower in the event such insurance coverage shall not comply with the requirements of this Agreement.

     Section 9.10  Condition of Collateral; No Liens.  The Borrower
                   ---------------------------------
shall maintain all Collateral conveyed to the Lender as collateral security in good condition for any Obligations and repair at all times, preserve it against any loss, damage, or destruction of any nature whatsoever relating to said Collateral or its use, and keep said Collateral free and clear of any liens, except Permitted Encumbrances created pursuant hereto or disclosed herein.

     Section 9.11  Payment of Proceeds.  The Borrower shall
                   -------------------
forthwith upon receipt of all proceeds of Collateral, pay such proceeds over to Lender, and such proceeds shall thereupon become
Lender's sole property.

     Section 9.12  Pay Legal Fees and Expenses.  The Borrower shall
                   ---------------------------
pay to the Lender, upon demand, together with interest at the Default Rate hereof, from the date when incurred or advanced by the Lender until repaid by the Borrower all costs, expenses or other sums incurred or advanced by the Lender (including legal fees and disbursements) to preserve, collect and protect the Lender's interest in or realization on the Collateral, and to enforce the Lender's rights as against the Borrower, any account debtor or guarantor, or in the prosecution or defense of any action or proceeding related to the subject matter of this Agreement or the Loan Documents, including without limitation, reasonable legal fees, expenses and disbursements referred to in this Agreement.
All such expenses, costs and other sums shall be deemed Obligations secured by the Collateral.

     Section 9.13  Records.  The Borrower shall at all times keep
                   -------
accurate and complete records of the Collateral and the status of each Account Receivable.

     Section 9.14  Delivery of Documents.  If any proceeds of
                   ---------------------
Accounts Receivable shall include or any of the Accounts Receivable shall be evidenced by notes, trade acceptances or instruments or documents, or if any Inventory is covered by documents of title or chattel paper, whether or not negotiable, the Borrower waives protest regardless of the form of the endorsement. If the Borrower fails to endorse any instrument or document, the Lender is authorized to endorse it on the Borrower's behalf.

     Section 9.15  United States Contracts.  If any of the Eligible
                   -----------------------
Accounts Receivable arise out of contracts with the United States or any of its departments, agencies or instrumentalities, the Borrower will notify the Lender and execute any necessary instruments in order that all monies due or to become due under such contract shall be assigned to the Lender and proper notice of the assignment given under the Federal Assignment of Claims Act.

     Section 9.16  Name Changes; Location Changes.
                   ------------------------------

          (a) The Borrower shall immediately notify the Lender if the Borrower is known by or conducting business under any names other than those set forth in this Agreement; and

          (b) Immediately notify the Lender if the Borrower is conducting any of its business or operations at or out of offices or locations other than those set forth in this Agreement, or if it changes the location of its chief executive office.

     Section 9.17  Further Assurances.  The Borrower shall at any
                   ------------------
time or from time to time upon request of the Lender take such steps and execute and deliver such financing statements and other documents all in the form of substance satisfactory to the Lender relating to the creation, validity or perfection of the security interests provided for herein, under the UCC or other laws of the State of New Jersey or of another state or states.

     Section 9.18  Indemnification.  The Borrower shall indemnify,
                   ---------------
protect, defend and save harmless the Lender, as well as the Lender's directors, officers, trustees, employees, agents, attorneys and shareholders (hereinafter referred to collectively as the "Indemnified Parties" and individually as an "Indemnified Party") from and against (i) any and all losses, damages, expenses or liabilities of any kind or nature and from any suits, claims or demands, by third parties including reasonable counsel fees incurred in investigating or defending such claim, suffered by any of them and caused by, relating to, arising out of, resulting from, or in any way connected with the Loans and the transactions contemplated herein, (ii) any and all losses, damages, expenses or liabilities sustained by the Lender in connection with any environmental sampling or cleanup of any property which constitutes part of the Collateral required or mandated by any federal, state or local law, ordinance, rule or regulation, including, without limitation, the Environmental Laws or from an action or claim by the Borrower against the Indemnified Party. In case any action shall be brought against an Indemnified Party based upon any of the above and in respect to which indemnity may be sought against the Borrower, the Indemnified Party against whom such action was brought, shall promptly notify the Borrower in writing, and the Borrower shall assume the defense thereof, including the employment of counsel selected by the Borrower and reasonably satisfactory to the Indemnified Party, the payment of all costs and expenses and the right to negotiate and consent to settlement. Upon reasonable determination made by the Indemnified Party, the Indemnified Party shall have the right to employ separate counsel in any such action and to participate in the defense thereof; provided, however that the Indemnified Party shall pay the costs and expenses incurred in connection with the employment of separate counsel. The Borrower shall not be liable for any settlement of any such action effected without its consent, but if settled with the Borrower's consent, or if there be a final judgment for the claimant in any such action, the Borrower agrees to indemnify and save harmless said Indemnified Party against whom such action was brought from and against any loss or liability by reason of such settlement or judgment, except as otherwise provided above. The provisions of this Section shall survive the termination of this Agreement and the final repayment of the Loans.

     Section 9.19  Annual Facility Fee.  The Borrower shall pay to
                   -------------------
the Lender the sum of Forty Thousand and 00/100 ($40,000.00)
Dollars on each anniversary date of the closing of the Loan.

     Section 9.20  Closing Fee.  Borrower agrees to pay to the
                   -----------
Lender a closing fee of Forty Thousand and 00/100 ($40,000.00)
Dollars which is deemed to be fully earned on the date hereof and shall be paid by the Borrower on the date hereof.

     Section 9.21  Amendment Fee.  In the event the Lender, at its
                   -------------
sole and absolute discretion, increases the Loan above Six Million and 00/100 ($6,000,000.00) Dollars, an amendment fee of one (1%) percent of such increase above Six Million and 00/100 ($6,000,000.00) Dollars will be paid to the Lender on the date of any such amendment.

     Section 9.22  Year 2000 Technology.  The advent of the year
                   --------------------
2000 shall not adversely affect the Borrower's operations or the performance of its information technology. without limiting the generality of the foregoing, (i) the hardware and software utilized by Borrower are designed to be used prior to, during, and after calendar year 2000 A.D. and such hardware and software will operate during each such time period without error relating to date data, specifically including any error relating to, or the conduct of, date data which represents or references different centuries or more than one century, (ii) the hardware and software utilized by Borrower will not abnormally end or provide invalid or incorrect results as a result of date data, and (iii) the hardware and software utilized by Borrower have been designed to ensure year 2000 A.D. compatibility, including date data, century recognition, leap year, calculations which accommodate same century and multicentury formulas and date values, and date data interface values that reflect the century.

     Section 9.23  Escrow.  The Borrower will, at the request of
                   ------
the Lender, establish with the Lender an escrow account in which the Borrower will deposit such amounts required by the Lender for Letter of Credit and/or contingent liabilities to the Lender.

                             ARTICLE X

                         NEGATIVE COVENANTS
                         ------------------

     Until payment in full of all Obligations, the Borrow covenants and agrees that:

     Section 10.1  No Consolidation, Merger, Acquisition.  The
                   -------------------------------------
Borrower will not consolidate with, merge with, or acquire the stock or assets of any person, firm, joint venture, partnership, corporation, or other entity, whether by merger, consolidation, purchase of stock or otherwise, except in the ordinary course of business.

     Section 10.2  Disposition of Assets or Collateral.  The
                   -----------------------------------
Borrower will not sell, lease, transfer, convey, or otherwise dispose of any or all of its assets or Collateral, other than the sale or lease of Inventory in the ordinary course of business.

     Section 10.3  Other Liens.  The Borrower will not incur,
                   -----------
create or permit to exist any mortgage, assignment, pledge, hypothecation, security interest, lien or other encumbrance on any of its property or assets, whether now owned or hereafter acquired, except (a) liens for taxes not delinquent; (b) those liens in favor of Lender created by this Agreement and the Loan Documents; (c) the Permitted Encumbrances.

     Section 10.4  Other Liabilities.  The Borrower will not incur,
                   -----------------
create, assume or permit to exist any Indebtedness or liability on account of either borrowed money or the deferred purchase price of property, except (a) Obligations to the Lender; or (b) Indebtedness subordinated to payment of the Obligations on terms approved by Lender in writing; (c) the Permitted Encumbrances.

     Section 10.5  Loans.  The Borrower will not make loans to any
                   -----
person, firm or entity in excess of $10,000.00 per loan and not to exceed in the aggregate $75,000.00 per fiscal year.

     Section 10.6  Guaranties.  The Borrower will not assume,
                   ----------
guaranty, endorse, contingently agree to purchase or otherwise become liable upon the obligation of any person, firm or entity except (a) by the endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business; (b) contingent obligations under letters of credit entered into in the ordinary course of business for the purchase of merchandise for resale.

     Section 10.7  Remove Property.  The Borrower will not remove,
                   ---------------
or cause or permit to be removed, without Lender's prior written consent, any of its Collateral or assets from those properties set forth in this Agreement, except for sales of Inventory in the ordinary course of Borrower's business.

     Section 10.8  Transfers of Notes or Accounts Receivable.  The
                   -----------------------------------------
Borrower will not sell, assign, transfer, discount or otherwise dispose of any Accounts Receivable or any promissory note payable to it with or without recourse, except for collection without recourse in the ordinary course of business.

     Section 10.9  Dividends.  The Borrower will not declare or pay
                   ---------
any cash dividend, make any distribution on, redeem, retire or otherwise acquire directly or indirectly, any share of its stock without prior written consent of the Lender; provided, however, that the Borrower shall be permitted to make distributions of S corporation earnings up to an amount equal to the actual increase in the federal income taxes of the shareholders of the Borrower as a result of their ownership of the stock of the Borrower.

     Section 10.10  Modification of Documents.  The Borrower will
                    -------------------------
not change, alter or modify, or permit any change, alteration or modification of its certificate of incorporation, by-laws or other governing documents without the Lender's prior written consent.

     Section 10.11  Change Business.  The Borrower will not
                    ---------------
materially change or a alter the nature of its business.

     Section 10.12 Settlements. The Borrower will not compromise, settle or adjust any claims in a material amount relating to any of the Collateral, without the prior written consent of the Lender.

     Section 10.13  Change Location or Name.  The Borrower will not
                    -----------------------
change the place where its books and records are maintained or change its name or transact business under any other name.

     Section 10.14  Investments.  The Borrower will not make or
                    -----------
have any Restricted Investment except the following:

          (i)  Assets used in the ordinary course of business;

          (ii) Current assets arising in the sale of goods and services in the ordinary course of business of Borrower;

          (iii) Investments in direct obligations of the United States of America, or any agency thereof, or obligations guarantied by the United States of America, but provided that such obligation shall mature within one year from the date of acquisition thereof;

          (iv) Investments in certificates of deposit maturing within one year from the date of acquisition issued by a Lender or trust company organized under the laws of the United States or any state thereof; or

          (v) Investments in commercial paper given the highest rating by a national credit rating agency and maturing not more than 270 days from the date of creation thereof.

     Section 10.15  Tangible Net Worth.  The Borrower, at any time
                    ------------------
during the term of the Loan, will not permit nor suffer or cause to permit its Tangible Net Worth to be less than the following amounts during the corresponding periods:

Period                                          Amount
------                                          ------

Date hereof to June 30, 2000                    $ (-450,000)

Subsequent to June 30, 2000 and any time thereafter, the Lender may reset this covenant at its sole and absolute discretion.

     Section 10.16  Working Capital.  The Borrower, at any time
                    ---------------
during the term of the Loan, will not permit nor suffer or cause to permit its Working Capital to be less than the following amounts during the corresponding periods:

Period                                          Amount
------                                          ------

Date hereof to June 30, 2000                    $1,000,000.00

Subsequent to June 30, 2000 and any time thereafter, the Lender may reset this covenant at its sole and absolute discretion.

                             ARTICLE XI

                         EVENTS OF DEFAULT
                         -----------------

     The occurrence of any of the following shall constitute an event of default (hereinafter referred to as "Event of Default"):

     Section 11.1  Failure to Pay.  The Borrower's or any
                   --------------
Guarantor's failure to pay, when due, on demand, any payment of principal, interest or other charges due and owing to the Lender pursuant to any obligations of the Borrower to the Lender including, without limitation, those Obligations arising pursuant to this Agreement or any Loan Document, or under any other agreement for the payment of monies then due and payable to the Lender.

     Section 11.2  Failure of Insurance.  Failure on the part of
                   --------------------
the Borrower to pay or cause to be paid all premiums when due on the insurance policies pursuant to this Agreement; failure to take such other action as may be requested by the Lender in order to keep said policies of insurance in full force and effect until the entire indebtedness represented by the Loan Documents, and interest thereon, has been paid in full; and failure on the part of the Borrower to execute any and all documentation required by the insurance companies issuing said policies to effectuate said assignments.

     Section 11.3  Failure to Perform.  The Borrower's failure to
                   ------------------
perform or observe any covenant, term or condition of this Agreement to be performed or observed by the Borrower.

     Section 11.4  Cross Default; Default on Other Debt.
                   ------------------------------------

          (a) The occurrence of any Event of Default on any of the Obligations, an Event of Default under any Loan Document or any default on any other obligation or indebtedness of the Borrower, or any Guarantor to any third-party so that the holder of such obligation or indebtedness declares such obligation or indebtedness due prior to its date of maturity because of the Borrower's, or a Guarantor's default thereunder.

          (b) The failure of any Guarantor to perform or observe any covenant, term or condition of any of the Loan Documents to which any of them is a party.

          (c) All other agreements between the Lender and the Borrower and/or any affiliates of the Borrower are hereby amended so that agreements and a default under any one of the other agreements is a default under this Agreement.

     Section 11.5  False Representation or Warranty.  The Borrower
                   --------------------------------
or any Guarantor shall have made any statement, representation or warranty in this Agreement or in any of the other Loan Documents to which it is a party or in a certificate executed by the Borrower incident to this Agreement, which is at any time found to have been false in any material respect at the time such representation or warranty was made.

     Section 11.6  Liquidation, Dissolution, Assignment to
                    ---------------------------------------
Creditors.  Any resolution shall be passed or any action shall be
---------
taken by the Borrower or any Guarantor for the termination, winding up, liquidation or dissolution of the Borrower or any Guarantor, or the Borrower or any Guarantor shall make an assignment for the benefit of creditors, become insolvent or be unable to pay its debts as they mature, or the Borrower or any Guarantor shall file a petition in voluntary liquidation or bankruptcy, or the Borrower shall file a petition or answer or consent seeking the reorganization of the Borrower or the readjustment of any of the Indebtedness of the Borrower under applicable insolvency or bankruptcy laws now or hereafter existing, or the Borrower or any Guarantor shall consent to the appointment of any receiver, administrator, liquidator, custodian or trustee of all or any part of the property or assets of the Borrower or any Guarantor, or corporate action shall be taken by the Borrower or any Guarantor for the purposes of effecting any of the foregoing.

     Section 11.7  Petition By or Against Borrower or any of the
                   ---------------------------------------------
Guarantors.  By order or decree of any court of competent
----------
jurisdiction, the Borrower or any Guarantor shall be adjudicated a bankrupt or insolvent, or petition for proceedings in bankruptcy or liquidation or for the reorganization or the readjustment of the Indebtedness of the Borrower or any Guarantor under applicable bankruptcy or insolvency laws now or hereafter existing shall be filed against the Borrower or any Guarantor, and the Borrower or any Guarantor shall admit the material allegations thereof, or an order, judgment or decree shall be made approving such petition and such order, judgment or decree shall not be vacated, set aside or stayed within thirty (30) days after its entry, or any receiver, administrator, liquidator or trustee shall be appointed for the Borrower or any Guarantor or for all or any part of the property of the Borrower or any Guarantor and such receiver, administrator, liquidator or trustee shall not be discharged or his jurisdiction shall not be relinquished, vacated or stayed, on appeal or otherwise, within thirty (30) days after his appointment.

     Section 11.8  Guarantor's Disclaimer of Liability.  Any
                   -----------------------------------
Guarantor makes a disclaimer of liability or terminates its or his liability under its or his Guaranty or the Guarantor breaches any covenant, condition, warranty, representation or other provision of the Guaranty.

     Section 11.9  Judgments; Levies.  Except for actions covered
                   -----------------
by insurance, any final judgment, order or decree for the payment of money in excess of $25,000.00 shall be rendered against the

Borrower and the Borrower shall not discharge the same or provide for its discharge in accordance with its terms, or procure a stay of execution thereof pending appeal, within forty-five (45) days after the date of entry thereof.

     Section 11.10  Change in Condition.  There occurs any event or
                    -------------------
any change in the condition or affairs, financial or otherwise, of the Borrower or of any Guarantor which, in the opinion of the Lender, impairs the Lender, s security or ability of the Borrower or any Guarantor to discharge its obligation hereunder or which impairs the rights of Lender in such Collateral.

     Section 11.11  Environmental Claim.  At any time the Lender
                    -------------------
determines that an environmental claim will have a potentially material or adverse effect on the financial condition of the Borrower.

     Section 11.12  Failure to Notify.  If at any time the Borrower
                    -----------------
fails to provide the Lender immediately with notice or copies, if written, of all complaints, orders, citations or notices with respect to environmental, health or safety complaints as set forth in this Agreement.

     Section 11.13  Failure of Documentation.  The Borrower or any
                    ------------------------
Guarantor shall fail to obtain and deliver to Lender any other documentation required to be signed or obtained as part of this Agreement or shall have failed to take any reasonable action requested by Lender to perfect or protect the security interests provided for herein.

     Section  11.14  Death.  If Michael Levin shall die.
                     -----

     Section  11.15  Change in Management.  If Michael Levin shall
                     --------------------
no longer be President and Chief Operating Officer.

     Section 11.16  Non-Payment of Debts.  If either of the
                    --------------------
Borrower or any Guarantor is not generally paying its debts as such debts become due, except that non-payment of debts not in excess of $25,000.00 which the Borrower or any of the Guarantors is contesting in good faith shall not be an Event of Default under this Agreement.

     Section 11.17  Federal Tax-Lien.  The filing of a tax lien
                    ----------------
against the Borrower by the United States of America.

                            ARTICLE XII

                             REMEDIES
                             --------

     Section 12.1  Acceleration; Proceed Against Collateral.
                   ----------------------------------------

          (a)  Amount Due.  Upon the occurrence of an Event of
               ----------
Default, the Default Amount shall, at the option of the Lender, become immediately due and payable without notice or demand; and

          (b)  Possession of Collateral.  The Lender may forthwith
               ------------------------
give written notice to the Borrower, whereupon the Borrower shall, at its expense, promptly deliver any or all Collateral to such place as the Lender may designate, or the Lender shall have the right to enter upon the Property where the Collateral is located and take immediate possession of and remove the Collateral as permitted by the UCC without liability to the Lender except such as is occasioned by the gross negligence of the Lender, its employees or agents. In the event the Lender obtains possession of the Collateral, in accordance with the UCC, and without limiting the scope of Lender's rights, thereunder the Lender may sell any or all of the Collateral at public or private sale, at such price or prices as the Lender may deem best, either for cash, on credit, or for future delivery, in bulk or in parcels and/or lease or retain the Collateral repossessed using it or keeping it idle. Notice of any sale or other disposition of the Collateral shall be given to the Borrower at least three (3) days before the time of any intended sale or disposition of the Collateral is to be made, which the Borrower hereby agrees shall be reasonable notice of such sale or other disposition. The Lender may also elect to retain the Collateral or any part thereof in satisfaction of the Obligation or any future obligations upon notice of such proposed election to Borrower and to any other party as may be required by the UCC. The proceeds, if any, of any such sale or leasing by the Lender shall be applied: First to the payment of all fees and expenses including without limitation any legal fees and expenses incurred in repossessing the Collateral and selling and/or leasing it; Second to pay the Default Amount to the extent not previously paid by the Borrower; and Third, to pay any excess remaining thereafter to the Borrower.

          (c)  Outstanding Obligations.  The Lender shall have the
               -----------------------
rights with respect to any outstanding notes of Borrower, any and all collateral which the Lender has a security interest by this Agreement or otherwise, provided in the notes, this Agreement and the UCC.

          (d)  Expenses.  Add to the Obligation or any future
               --------
obligations, the Lender's reasonable expenses to obtain or enforce payment of the Obligation hereunder and the enforcement or liquidation of any debt hereunder shall include reasonable attorneys' fees, plus other legal expenses incurred by Lender.

          (e)  Deficiency.  Borrower shall remain liable for any
               ----------
deficiency resulting from a sale, lease, foreclosure or other disposal of the Collateral and shall pay any deficiency forthwith on demand, together with per annum interest thereon at the rate set forth in this Agreement.

          (f)  Other Obligations.  Declare all other loans, sums
               -----------------
and obligations owed to Lender under any other agreement or loan between Lender and the Borrower together with all accrued interest and all other lawful and proper charges thereon to be forthwith due and payable, whereupon all such sums shall forthwith become immediately due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived by the Borrower.

     Section 12.2  Set-off.  The Lender shall have the right,
                   -------
immediately and without notice of other action to set-off against any of the Borrower's liabilities to the Lender any money owed by the Lender (or any affiliate of the Lender) in any capacity to the Borrower, whether or not due, and the Lender shall be deemed to have exercised such right of set-off and to have made a charge against any such money immediately upon the occurrence of such Event of Default even though the actual book entries may be made at a time subsequent thereto.

     The right of set-off granted hereunder shall be effective irrespective of whether the Lender shall have made demand under or in connection with the Loan. The Lender is hereby granted a security interest in all such money and property being held by it, which security interest shall be a first priority perfected security interest in favor of the Lender as a result of the Lender's possession of the collateral. None of the rights of the Lender described in this Section 12.2 is intended to diminish or limit in any way the Lender's common-law set-off rights.

     Section 12.3  Cumulative Remedies; Waivers.  No remedy
                   ----------------------------
referred to herein is intended to be exclusive, but each shall be cumulative and in addition to any other remedy referred to above or otherwise available to the Lender at law or in equity. No express or implied waiver by the Lender of any default or Event of Default hereunder shall in any way be, or be construed to be, a waiver of any future or subsequent default or Event of Default. The failure or delay of the Lender in exercising any rights granted it hereunder upon any occurrence of any of the contingencies set forth herein shall not constitute a waiver of any such right upon the occurrence, continuation, or recurrence of any such contingency or similar contingency and any single or partial exercise of any particular right by Lender shall not exhaust the same or constitute a waiver of any other right provided herein. The Events of Default and remedies thereon are not restrictive of and shall be in addition to any and all other rights and remedies of the Lender provided for by this Agreement and applicable law.

     Section 12.4  Other Property.  The Lender shall have a
                   --------------
security interest in any other property, tangible or intangible, owned by or in which the Borrower has an interest which is or may hereafter be in the possession of the Lender.

     Section 12.5  Costs and Expenses.  The Borrower shall be
                   ------------------
liable for all costs, charges and expenses, including reasonable attorney's fees and disbursements, incurred by the Lender by reason of the occurrence of any Event of Default or the exercise of the Lender's remedies with respect thereto.

     Section 12.6  No Marshalling.  The Lender shall be under no
                   --------------
obligation whatsoever to proceed first against any of the Collateral before proceeding against any other of the Collateral. It is expressly understood and agreed that all of the Collateral stands as equal security for all Obligations, and that the Lender shall have the right to proceed against any or all of the Collateral in any order, or simultaneously, as in its sole and absolute discretion it shall determine. It is further understood and agreed that the Lender shall have the right, as it in its sole and absolute discretion shall determine, to sell any or all of the Collateral in any order or simultaneously.

     Section 12.7  No Implied Waivers; Rights Cumulative.  No delay
                   -------------------------------------
on the part of the Lender in exercising any right, remedy, power or privilege hereunder or under any of the Loan Documents or provided by statute or at law or in equity or otherwise shall impair, prejudice or constitute a waiver of any such right, remedy, power or privilege or be construed as a waiver of any Event of Default or as an acquiescence therein. No right, remedy, power or privilege conferred on or reserved to the Lender hereunder or under any of the Loan Documents or otherwise is intended to be exclusive of any other right, remedy, power or privilege. Each and every right, remedy, power or privilege conferred on or reserved to the Lender hereunder or under any of the Loan Documents or otherwise shall be cumulative and in addition to each and every other right, remedy, power or privilege so conferred on or reserved to the Lender may be exercised by the Lender at such time or times and in such order and manner as the Lender shall (in its sole and complete discretion) deem expedient.

     Section 12.8  Rescission of Rights of Borrower.  Upon the
                   --------------------------------
occurrence of an Event of Default:

          (a) All rights of the Borrower to receive the principal and interest payments which it would otherwise be authorized to receive and retain pursuant to this Agreement shall cease, and all such rights shall thereupon become vested in the Lender, so long as an Event of Default shall continue, who shall thereupon have the sole right to receive and hold as collateral such principal and interest payments;

          (b) All rights of the Borrower to exercise the voting and other consensual rights which it would otherwise be entitled to exercise pursuant to this Agreement shall cease, and all such rights shall thereupon become vested in the Lender who shall thereupon have the sole right to exercise such voting and other consensual rights;

          (c) All rights of the Borrower to receive the dividends which it would otherwise be authorized to receive and retain pursuant to this Agreement shall cease, and all such rights shall thereupon become vested in the Lender who shall thereupon have the sole right to receive and hold as collateral such dividends; and

          (d) Any and all principal, interest and dividends which are received by the Borrower contrary to the provisions of this Agreement shall be received in trust for the benefit of the Lender, shall be segregated from other funds of the Borrower, and shall be forthwith paid over to the Lender as Collateral in the same form so received (with any necessary endorsement).

     In order to permit the Lender to exercise the voting and other rights which it may be entitled to exercise pursuant to this Agreement, and to receive all dividends and distributions which it may be entitled to receive under this Agreement, the Borrower shall, if necessary, upon written notice from the Lender, from time to time execute and deliver to the Lender appropriate dividend payment orders and other instruments, including, without limitation, proxies, as the Lender may reasonably request.

                            ARTICLE XIII

             MISCELLANEOUS RIGHTS AND DUTIES OF LENDER
             -----------------------------------------

     Section 13.1  Charges Against Credit Balances.  The Lender,
                   -------------------------------
without demand and acting in its sole and absolute discretion, in each instance, may charge and withdraw from any credit balance which the Borrower may then have with the Lender or which the

Borrower may have with any affiliate of the Lender, any amount which shall become due from the Borrower to the Lender under this Agreement. The Lender, within a reasonable time thereafter, shall advise the Borrower of each such charge.

     Section 13.2  Collections; Modifications of Terms.  The Lender
                   -----------------------------------
may, in its sole and absolute discretion, and at any time with respect to any of the Collateral, demand, collect or receive any money or property, at any time payable or receivable on account of or in exchange for, or make any compromises it deems desirable including without limitation extending the time of payment, arranging for payment in installments, or otherwise modifying the terms or rights with respect to any of the Collateral, all of which may be effected without notice to or consent by the Borrower and without otherwise discharging or affecting the Obligations, the Collateral or the security interest granted hereunder.

     Section 13.3  Notification of Account Debtors and Bailees of
                   ----------------------------------------------
Inventory.  At any time, prior to or after an Event of Default
---------
hereunder, the Lender may notify the account debtors on any of the Accounts Receivable to make payment directly to the Lender, and the Lender may endorse all items of payment received by it which are payable to the Borrower. The Borrower, at the request of the Lender, shall notify the account debtors of the Lender's security interest in its Accounts Receivable. Until such time as the Lender elects to exercise its right to notification, Borrower is authorized to collect and enforce the Accounts Receivable. At any time, the Lender may, in its sole and absolute discretion, notify the bailee of any Inventory of its security interest therein.

     Section 13.4  Uniform Commercial Code.  At all times prior and
                   -----------------------
subsequent to an Event of Default hereinafter, the Lender shall be entitled to all the rights and remedies of a secured party under the UCC with respect to all Collateral.

     Section 13.5  Preservation of Collateral.  At all times prior
                   --------------------------
and subsequent to an Event of Default hereinafter, the Lender may take any and all action which in its sole and absolute discretion is necessary and proper to preserve its interest in the Collateral, including without limitation the payment of debts of the Borrower which might, in the Lender's sole and absolute discretion, impair the Collateral or the Lender's security interest therein, purchasing insurance on the Collateral, repairing the Collateral, or paying taxes or assessments thereon, and the sums so expended by the Lender shall be secured by the Collateral, shall be added to the amount of the Obligation due the Lender and shall be payable on demand with interest at the rate set forth in Section 2.4 hereof from the date expended by the Lender until repaid by the Borrower.

     Section 13.6  Lender's Right to Cure.  In the event the
                   ----------------------
Borrower shall fail to perform any of its Obligations hereunder or under any of the Loan Documents, then the Lender, in addition to all of its rights and remedies hereunder, may perform the same, but shall not be obligated to do so, at the cost and expense of the Borrower. In any such event, the Borrower shall promptly reimburse the Lender together with interest at the rate set forth in Section
2.4 hereof from the date such sums are expended until repaid by the Borrower.

     Section 13.7  Test Verifications.  The Lender shall have the
                   ------------------
right to make test verifications of any and all Accounts Receivable in any manner and through any medium the Lender considers advisable, and the Borrower shall render any necessary assistance to the Lender.

     Section 13.8  Power of Attorney.  The Lender is hereby
                   -----------------
irrevocably appointed by the Borrower as its lawful attorney and agent in fact to execute financing statements and other documents and agreements as the Lender may deem necessary for the purpose of perfecting any security interests, mortgages or liens under any applicable law. Further, the Lender is hereby authorized to file on behalf of the Borrower, in its name and at its expense, such financing statements, continuation statements, documents or agreements in any appropriate governmental office. The Lender shall give the Borrower notice of any filings made hereunder. The Borrower hereby grants a Power of Attorney to the Lender to endorse the Borrower's name on checks, notes, acceptances, drafts and any other instruments requiring the Borrower's endorsement, to change the address where the Borrower's mail should be sent and to open all mail and to do such other acts and things necessary to effectuate the purposes of this Agreement. All acts by the Lender or its designee are hereby ratified and approved, and neither the Lender, nor its designee shall be liable for any acts of omission or commission, or for any error of judgment or mistake. The Borrower hereby grants a Power of Attorney to the Lender to file proofs of loss respecting the Collateral with the appropriate insurer and to endorse any checks or drafts constituting insurance proceeds. The powers of attorney granted to the Lender in this Agreement are coupled with an interest and are irrevocable so long as this Agreement is in force.

     Section 13.9  Relief from Bankruptcy Stay.  The Borrower
                   ---------------------------
agrees that, in the event that the Borrower, any Guarantor or any of the persons or parties constituting the Borrower or a Guarantor shall (i) file with any bankruptcy court of competent jurisdiction or be the subject of any petition under Title 11 of the U.S. Code, as amended ("Bankruptcy Code"), (ii) be the subject of any order for relief issued under the Bankruptcy Code, (iii) file or be the subject of any petition seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution, or similar relief under any present or future federal or state act or law relating to bankruptcy, insolvency, or other relief for debtors,
(iv) have sought or consented to or acquiesced in the appointment of any trustee, receiver, conservator, or liquidator, or (v) be the subject of any order, judgment, or decree entered by any court of competent jurisdiction approving a petition filed against such party for any reorganization, arrangement, composition, readjustment, liquidation, dissolution, or similar relief under any present or future federal or state act or law relating to bankruptcy, insolvency or relief for debtors, the Lender shall thereupon be entitled and the Borrower irrevocably consents to immediate and unconditional relief from any automatic stay imposed by Section 362 of the Bankruptcy Code, or otherwise, on or against the exercise of the rights and remedies otherwise available to the Lender as provided for herein, in the Note, other loan documents delivered in connection herewith and as otherwise provided by law, and the Borrower hereby irrevocably waives any right to object to such relief and will not contest any motion by the Lender seeking relief from the automatic stay and the Borrower will cooperate with the Lender, in any manner requested by the Lender, in its efforts to obtain relief from any such stay or other prohibition.

                            ARTICLE XIV

                         SECURITY INTEREST
                         -----------------

     Section 14.1  Security Interest.
                   -----------------

          (a) As collateral security for (i) the due and punctual payment of the Advances, all interest thereon and any and all extensions, renewals, substitutions and changes in form thereof;
(ii) the obligations and all other obligations of the Borrower to the Lender; and (iii) all costs and expenses incurred or paid by the Lender to enforce its rights pursuant to this Agreement, the Loan Documents or otherwise (including without limitation attorneys' fees), the Borrower hereby pledges, transfers, assigns, sets over and grants to the Lender, a security interest in the Collateral whether now owned or existing or hereafter arising or acquired and wherever located, and made a part hereof.

          (b) All Collateral heretofore, herein or hereinafter given to the Lender shall secure payment of the Advances, the Obligations and all of the Borrower's other obligations to the Lender, and the Lender shall be under no obligation to proceed against any or all of the Collateral before proceeding directly against the Borrower.

     Section 14.2  Continuation of Security Interest.  The security
                   ---------------------------------
interest granted in this Agreement shall continue in full force and effect until the Borrower has fully paid and discharged all of the sums referred to in this Agreement hereof and until this Agreement is terminated and all obligations of the Borrower to the Lender are satisfied.

     Section 14.3  Cross Collateralization.  The Collateral under
                   -----------------------
this Agreement secures the Obligations now or hereafter outstanding under all other agreements between the Lender and the Borrower and/or affiliates of the Borrower and the Collateral pledged under any other agreement between the Lender and the Borrower and/or affiliates of the Borrower secures the Obligations under this Agreement.

     Section 14.4  Construction.  This Agreement constitutes a
                   ------------
security agreement under the UCC. Borrower shall execute, file and refile such financing statements, continuation statements or file security agreements as the Lender shall require from time to time.

                             ARTICLE XV

                 PROVISIONS OF GENERAL APPLICATION
                 ---------------------------------

     Section 15.1  Waivers.  The Borrower waives demand,
                   -------
presentment, notice of dishonor or protest of any instrument either of the Borrower or others which may be included in the Collateral.

     Section 15.2  Consents.  The Borrower consents:
                   --------

          (a) to any extension, postponement of time of payment, indulgence or to any substitution, exchange or release of Collateral.

          (b) to any addition to, or release of, any party or persons primarily or secondarily liable, or acceptance of partial payments on any Accounts Receivable or instruments and the settlement, compromising or adjustment thereof.

     Section 15.3  Survival.  All covenants, agreements,
                   --------
representations and warranties made by the Borrower herein or in any of the Loan Documents or in any certificate or instrument contemplated hereby shall survive any independent investigation made by Lender and the execution and delivery of the Agreement, and said certificates or instruments and shall continue so long as any Obligations are outstanding and unsatisfied, applicable statutes of limitations to the contrary notwithstanding.

     Section 15.4  Notices, Written; Effective Date.  All notices
                   --------------------------------
and other communications hereunder shall be in writing and shall be deemed to have been duly given when sent by registered or certified mail, return receipt requested.

          (a) Notices to the Lender shall be directed to the following address:

                     Summit Commercial/Gibraltar Corp.
                     546 Fifth Avenue
                     New York, New York 10036
                     Attn:  President

With a copy to:      Gallo Geffner Fenster, P.C.
                     Continental Plaza II
                     411 Hackensack Avenue
                     Hackensack, New Jersey 07601
                     Attn:  Michael A. Gallo, Esq.

          (b) Notices to the Borrower shall be directed to the following address:

                     110 Commerce Drive
                     Allendale, New Jersey 07401
                     Attn:  President

With a copy to:      Bruce Meisel, Esq.
                     263 Center Avenue
                     Westwood, New Jersey 07675

All notices, payments, requests, reports, information or demands so given shall be deemed effective upon receipt or, if mailed, upon receipt or the expiration of the third day following the date of mailing, whichever occurs first, except that any notice of change in address shall be effective only upon receipt by the party to whom said notice is addressed. The failure to copy the applicable attorney with any notice shall not invalidate the notice.

     Section 15.5  Termination.  The Borrower may terminate this
                   -----------
Agreement at any time upon:

               (i) Sixty (60) days' written notice to the Lender of intention to do so; and

               (ii)  paying to the Lender in full all of the
Borrower's obligations, including any Early Termination Fees that may be due.

          (a) Notwithstanding the termination of this Agreement as herein provided, the Lender's security interest, rights and remedies herein set forth shall remain in full force and effect until all of the Borrower's obligations are paid in full.

     Section 15.6  Amendments.  The terms of this Agreement shall
                   ----------
not be waived, altered, modified, supplemented or terminated in any manner whatsoever except by a written instrument signed by the Lender and the Borrower.

     Section 15.7  Binding on Successors.  This Agreement shall be
                   ---------------------
binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

     Section 15.8  Invalidity.  Any provision of this Agreement
                   ----------
which may be determined by competent authority to be prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     Section 15.9  Expenses of Lender.  The Borrower agrees to pay
                   ------------------
all costs and expenses of the Lender in connection with the preparation, execution, delivery and administration of this Agreement, the Loan Documents and other instruments and documents to be executed contemporaneously herewith, including reasonable attorneys' fees and out of pocket expenses of Special Counsel for the Lender.

     Section 15.10  Section or Paragraph Headings.  Section and
                    -----------------------------
paragraph headings are for convenience only and shall not be construed as part of this Agreement.

     Section 15.11  Governing Law.  This Agreement shall be
                    -------------
construed in accordance with, and shall be governed by, the laws of the State of New York.

     Section 15.12  WAIVER OF JURY TRIAL.  THE BORROWER HEREBY
                    --------------------
WAIVES ANY AND ALL RIGHTS THAT IT MAY NOW OR HEREAFTER HAVE UNDER THE LAWS OF THE UNITED STATES OF AMERICA OR ANY STATE TO A TRIAL BY JURY OF ANY AND ALL ISSUES ARISING EITHER DIRECTLY OR INDIRECTLY IN ANY ACTION OR PROCEEDING BETWEEN THE BORROWER, THE LENDER OR ITS SUCCESSORS AND ASSIGNS, OUT OF OR IN ANY WAY CONNECTED WITH THIS

AGREEMENT AND THE OTHER LOAN DOCUMENTS.  IT IS INTENDED THAT SAID
WAIVER SHALL APPLY TO ANY AND ALL DEFENSES, RIGHTS, AND/OR
COUNTERCLAIMS IN ANY ACTION OR PROCEEDINGS.

     IN WITNESS WHEREOF, the undersigned have set their hands and seals or caused these presents to be executed by their proper corporate officers and sealed with their seal the day and year first above written.


ATTEST:                              CADAPULT GRAPHIC SYSTEMS, INC.


/s/ Frances K. Blanco                By:  /s/ Michael W. Levin
---------------------                   -------------------------
            Secretary                    Michael Levin, President



                                     SUMMIT COMMERCIAL/
                                     GIBRALTAR CORP.


                                     By:  Frank Doyle
                                        -------------------------
                                          Vice President

                            SCHEDULE "A"
                            ------------


                    Location of Principal Office
                     and Location of Collateral


                          Principal Office
                          ----------------

                         110 Commerce Drive
                    Allendale, New Jersey 07401



                          Other Locations
                          ---------------


                           125 Wolf Road
                          Albany, New York


                    137 5th Avenue - 10th Floor
                        New York, New York


                         1601 Trapello Road
                       Waltam, Massachusetts


                  24 Westech Drive, Unit 24 and 25
                      Tyngsboro, Massachusetts